UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

FLUOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DEAR FELLOW STOCKHOLDERS:
On behalf of our Board of Directors, thank you for your investment in Fluor. Our Board appreciates that it is elected by you, our stockholders, to oversee the management of our Company for the long-term benefit of all stakeholders.
We are pleased to invite you to join us at our 2025 annual meeting of stockholders to be held on Wednesday, April 30, 2025, at 8:30 a.m., Central Daylight Time. This year’s meeting will again be held virtually at www.virtualshareholdermeeting.com/FLR2025. At this year’s meeting, we will vote on the election of eleven directors and the ratification of Ernst & Young LLP as Fluor’s independent registered accounting firm. We will also hold a non-binding advisory vote to approve the compensation of Fluor’s named executive officers. Members of management will report on the state of the Company and respond to stockholder questions.
It is important that your shares be represented and voted at the annual meeting regardless of how many shares you own. Whether or not you plan to join the meeting, we encourage you to review our proxy materials and promptly cast your vote over the internet or by phone. Alternatively, if you receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card or voting instruction card in the envelope provided. Voting in any one of these ways will help ensure that your shares are represented at the meeting.
Our Board remains committed to serving your interests and appreciates your continued support of our Company. We look forward to you joining us virtually on April 30th.
Sincerely,
David E. Constable
Chairman and Chief Executive Officer
March 13, 2025

“THANK YOU FOR YOUR INVESTMENT IN FLUOR . . . . OUR BOARD REMAINS
COMMITTED TO SERVING YOUR INTERESTS AND APPRECIATES
YOUR CONTINUED SUPPORT OF OUR COMPANY.”

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
VOTING DETAILS
When	Wednesday, April 30, 2025 8:30 a.m. Central Daylight Time
Where	Online at: www.virtualshareholdermeeting.com/FLR2025
Record Date	Close of business on March 3, 2025
ITEMS OF BUSINESS
1	The election of the eleven directors named in the proxy statement to serve until the 2026 annual meeting of stockholders.
2	An advisory vote to approve the Company’s executive compensation.
3	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2025.
4	Such other matters as may be properly presented at the meeting.

All stockholders of record at the close of business on March 3, 2025, are entitled to receive notice of, and to vote at, the annual meeting of stockholders and any adjournment or postponement thereof. The annual meeting will be a virtual meeting, conducted exclusively online at www.virtualshareholdermeeting.com/FLR2025. Stockholders as of the record date may participate in the annual meeting online, vote or submit questions by visiting the meeting website and logging in with the control number on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials (the “Notice”). Instructions on how to further participate in the annual meeting are described in the accompanying proxy statement.
Please cast your vote by either voting your shares over the internet or by phone, as promptly as possible. Alternatively, if you have received paper copies of your proxy materials, you may complete, sign, date and promptly return the proxy card or voting instruction card in the postage-prepaid return envelope provided. Your prompt response is necessary to help ensure that your shares are represented. If you wish to receive paper copies of your proxy materials, including the proxy card or voting instruction card, follow the instructions in the Notice.
By Order of the Board of Directors,
John R. Reynolds
Executive Vice President and Corporate Secretary
March 13, 2025, Irving, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD ON APRIL 30, 2025:
This proxy statement and the Company’s 2024 Annual Report to Stockholders (the “Annual Report”) are available at www.proxyvote.com

FLUOR CORPORATION

Page
1	Proxy Summary
3	Proposal 1 — Election of Directors
	3	Director Nominees
	4	Director Skills Matrix
	5	Director Biographies
11	Corporate Governance
	11	Corporate Governance Highlights
	12	Stockholder Engagement
	12	Sustainability, Stakeholder and Governance Matters
	12	Board Independence
	13	Risk Management Oversight
	13	Cybersecurity Risks
	14	Board Leadership
	15	Board Meetings and Committees
	19	Board and Committee Evaluations
	20	Consideration of Director Nominees
	21	Related Person Transactions
	22	Communications with the Board
	22	Compensation Committee Interlocks and Insider Participation
23	Proposal 2 — Advisory Vote to Approve Executive Compensation
24	Compensation Discussion and Analysis
41	Organization and Compensation Committee Report
42	Compensation Tables
	42	Summary Compensation Table
	44	All Other Compensation
	45	Grants of Plan-Based Awards in 2024
	48	Outstanding Equity Awards at 2024 Year End
	50	Option Exercises and Stock Vested in 2024
	51	Nonqualified Deferred Compensation
	52	Potential Payments Upon Termination or Change in Control
57	CEO Pay Ratio
58	Pay versus Performance
62	Director Compensation
65	Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
67	Report of the Audit Committee
68	Stock Ownership and Stock-Based Holdings of Executive Officers and Directors
70	Stock Ownership of Certain Beneficial Owners
71	Delinquent Section 16(a) Reports
71	Other Business
72	Additional Information
73	2026 Annual Meeting of Stockholders
74	Questions and Answers About the Annual Meeting and Voting

PROXY SUMMARY
PROXY SUMMARY
This is a summary only and does not contain all the information that you should consider in connection with this proxy statement. Please read the entire proxy statement carefully before voting.
GOVERNANCE HIGHLIGHTS

Director Independence	✔ 9 out of 11 director nominees are independent ✔ Independent lead director ✔ 100% independent Board committees ✔ Regular executive sessions of independent directors
Accountability	✔ Annual director elections ✔ Majority voting for directors in uncontested elections
Evaluation and Effectiveness	✔ Annual board and committee self-evaluations ✔ Annual evaluations of individual directors
Refreshment	✔ Board membership criteria take into consideration diversity of thought and background ✔ Director mandatory retirement age
Director Engagement	✔ Directors limited to no more than four total public company boards
Compensation Policies
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Stock ownership guidelines for directors and executive officers

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Prohibition on hedging or pledging Company securities

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Change-in-control agreements require dual-trigger events and do not provide excise tax gross-ups

Stockholder Rights	✔ Stockholder right to call special meetings ✔ Market-standard proxy access right
VOTING MATTERS
Stockholders are being asked to vote on the following matters:
PROPOSAL		BOARD’S VOTING RECOMMENDATION
1	The election of eleven directors to serve until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. (page 3)	FOR	All Eleven Directors
2	An advisory vote to approve the Company’s executive compensation. (page 23)	FOR	The Advisory Vote
3	The ratification of Ernst & Young LLP as independent registered public accounting firm for 2025. (page 65)	FOR	The Ratification of Ernst & Young LLP

2025 PROXY STATEMENT   1

FLUOR CORPORATION
HOW TO VOTE
You are entitled to vote at the 2025 annual meeting of stockholders if you were a stockholder of record at the close of business on March 3, 2025, the record date for the meeting.
By Internet
www.proxyvote.com Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voting instruction card or notice.
By Telephone
1-800-690-6903 Call 1-800-690-6903 or the number on your voting instruction card. You will need the 16-digit number included in your proxy card, voting instruction card, Notice or legal proxy.
By Mail
Cast your ballot, sign your proxy card and send by pre-paid mail Send your completed and signed proxy card or voting instruction card to the address on your proxy card or voting instruction card.
At the Virtual Meeting

Vote your shares online during the annual meeting
You may also vote online during the annual meeting by following the instructions provided on the meeting website. You will need the 16-digit number included in your proxy card, voting instruction or notice.

Website References. Website references throughout this proxy statement are provided for convenience only and the content on the referenced websites is not incorporated by reference in, and does not form a part of, this proxy statement.
Forward-Looking Information. This document contains forward-looking statements relating to the manner in which we intend to conduct our activities based on our current plans and expectations. These statements are not promises of our future conduct or policy and are subject to a variety of uncertainties and other factors, many of which are beyond our control. Therefore, our actual activities, including the development, implementation or continuation of any program, policy or initiative discussed in this proxy statement and the outcomes of such activities, may differ materially. The statements of intention in this proxy statement speak only as of the date of this proxy statement, and we do not undertake to publicly update any statements in this proxy statement. Our 2024 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2025, contains a list of factors that could cause actual operational and financial results to differ from those expected. Forward-looking and other statements herein regarding our environmental and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking social, environmental and sustainability-related statements may be based on standards that are still developing, and our internal controls and processes continue to evolve.

2   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS

PROXY STATEMENT
MARCH 13, 2025
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Fluor Corporation (the “Company” or “Fluor”) of your proxy for use at the annual meeting of stockholders to be held online at www.virtualshareholdermeeting.com/FLR2025 on Wednesday, April 30, 2025, at 8:30 a.m. Central Daylight Time, or at any adjournment or postponement thereof. This proxy statement is first being mailed or made available to stockholders on March 13, 2025.
The current mailing address of the principal executive offices of Fluor Corporation is 6700 Las Colinas Boulevard, Irving, Texas 75039. Please direct any communications to this mailing address.
PROPOSAL 1 — ELECTION OF DIRECTORS
The terms of each of the Company’s current directors will expire at the 2025 annual meeting. Each of Alan M. Bennett, Rosemary T. Berkery, Charles P. Blankenship Jr., James R. Breuer, David E. Constable, H. Paulett Eberhart, Lisa Glatch, James T. Hackett, Thomas C. Leppert, Teri P. McClure and Matthew K. Rose has been nominated for election at the annual meeting of stockholders to serve a one-year term expiring at the annual meeting in 2026 and until his or her respective successor is elected and qualified. Armando J. Olivera, who has served on the Board for over 12 years, will retire from the Board upon the expiration of his term at this year’s annual meeting. The Board and Company thank Mr. Olivera for his many years of service and contributions. Accordingly, the Board has set the number of directors at eleven, effective April 30, 2025.
On February 18, 2025, the Company announced that Mr. Constable, Chairman and Chief Executive Officer (“CEO”), will step down as CEO in April 2025. Mr. Constable will continue to serve as Executive Chairman of the Board. The Board appointed Mr. James R. Breuer as CEO of the Company, effective May 1, 2025, and has nominated him to the Board.
Each of the nominees listed above has agreed to serve as a director of the Company if elected. The Company knows of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees decline or are unable to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) just for the remaining nominees, leaving a vacancy.
Under the standard applicable to the Company’s director elections, a director must receive the affirmative vote of a majority of the votes cast; except that directors shall be elected by a plurality of the votes cast if the number of director nominees exceeds the number of directors to be elected (a situation we do not anticipate). A majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of shares voted “against” that director nominee. If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation (given prior to the meeting) and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.
DIRECTOR NOMINEES
As discussed further below under “Corporate Governance — Consideration of Director Nominees,” the Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed) the composition of the Board to assess whether the skills, experience and characteristics established by the Board are currently represented on the Board as a whole and in individual Board members, and to assess the criteria that may be needed in light of the Company’s anticipated future needs. Our directors have experience with businesses that operate in industries which we serve, such as oil and gas and infrastructure, and collectively have additional skills that are important to overseeing our business, such as knowledge of construction services, financial matters, risk oversight and compliance, and familiarity with non-U.S. markets. The following pages highlight the specific experience, qualifications, attributes and skills that our individual directors possess which have led the Governance Committee to conclude that each should continue to serve on the Board, and therefore may not list all the skills and experience that each director possesses.

2025 PROXY STATEMENT   3

FLUOR CORPORATION
DIRECTOR SKILLS MATRIX
Attributes and Experience	Alan M. Bennett	Rosemary T. Berkery	Charles P. Blankenship Jr.	James R. Breuer	David E. Constable	H. Paulett Eberhart	Lisa Glatch	James T. Hackett	Thomas C. Leppert	Teri P. McClure	Matthew K. Rose	Total
Independent	✔	✔	✔			✔	✔	✔	✔	✔	✔	9/11
New Director Added in the Last 4 Years			✔	✔			✔					3/11
Public Company CEO Experience	✔		✔		✔	✔		✔	✔		✔	7/11
Finance/Accounting Knowledge	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Governance/ Compliance	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Human Capital Management/ Compensation	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Experience in our Industry			✔	✔	✔	✔	✔	✔	✔			7/11
International Business	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔		10/11
Legal		✔								✔		2/11
Corporate Development	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Risk Management	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Strategic Planning and Focus	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	11/11
Board Composition

4   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR BIOGRAPHIES
The following biographical information is furnished with respect to each of the nominees for election at the annual meeting.
AGE	74
DIRECTOR SINCE	2011
BOARD COMMITTEES	Audit (Chair), Executive and Organization and Compensation
INDEPENDENT	Yes
ALAN M. BENNETT
POSITION AND BUSINESS EXPERIENCE
President and Chief Executive Officer of H&R Block, Inc., a publicly traded entity providing tax, banking and business and consulting services, from 2010 until his retirement in 2011; Interim Chief Executive Officer of H&R Block from 2007 to 2008; Senior Vice President and Chief Financial Officer of Aetna Inc., a provider of health care benefits, from 2001 to 2007.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Bennett brings a deep understanding of business operations, finance, sales and marketing, developed through his experience as a former Chief Executive Officer, Chief Financial Officer and Vice President of Sales and Marketing. His leadership roles at H&R Block and Aetna provide the Board with valuable public company insights into business strategy and financial planning. In addition, he brings almost 40 years of experience in accounting and financial matters to our Audit Committee.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, Halliburton Company

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Director, The TJX Companies, Inc.

AGE	71
DIRECTOR SINCE	2010
BOARD COMMITTEES	Governance (Chair), Audit and Executive
INDEPENDENT	Yes
ROSEMARY T. BERKERY
POSITION AND BUSINESS EXPERIENCE
Vice Chair of UBS Wealth Management Americas and Chair and Chief Executive Officer of UBS Bank USA, each a wealth management banking business, from 2010 until her retirement in April 2018; Vice Chairman, Executive Vice President and General Counsel of Merrill Lynch & Co., Inc., a global securities and financial services business, from 2001 to 2008; first joined Merrill Lynch in 1983.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. Berkery’s broad range of experience in financial, business and legal matters makes her a valued member of the Board. Her experience leading a $50 billion wealth management bank allows her to provide valued counsel on matters such as finance, banking arrangements, global business strategies, marketing and risk management. In addition, her 35 years in the legal field make her an excellent resource to the Governance Committee and the Board on legal and compliance matters.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, Mutual of America Life Insurance Company

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Director, The TJX Companies, Inc.

2025 PROXY STATEMENT   5

FLUOR CORPORATION
AGE	59
DIRECTOR SINCE	2025
BOARD COMMITTEES	Audit and Commercial Strategies and Operational Risk
INDEPENDENT	Yes
CHARLES P. BLANKENSHIP JR.
POSITION AND BUSINESS EXPERIENCE
Chairman and Chief Executive Officer of Woodward, Inc., a publicly traded aerospace and industrial energy control solutions provider, since May 2022; Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences from August 2019 through January 2022; Chief Executive Officer of Arconic from 2018 to 2019; Chief Executive Officer (from 2016 to 2017) and President and CEO (from 2011 to 2016) of GE Appliances.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
As chief executive officer and a director of a publicly traded company, Mr. Blankenship brings significant leadership, operational and financial experience to the Board. Mr. Blankenship also brings significant technical expertise associated with the specialty materials industry and aerospace and industrial equipment markets.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, Woodward, Inc.

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Former director, Arconic Corporation

AGE	56
DIRECTOR SINCE	—
BOARD COMMITTEES	—*
INDEPENDENT	No
* Following his election, Mr. Breuer has been appointed a member of the Executive committee.
James R. breuer
POSITION AND BUSINESS EXPERIENCE
Chief Executive Officer of Fluor, effective May 1, 2025; Chief Operating Officer (since 2024) until April 30, 2025; previously Group President, Energy Solutions at Fluor from 2021 to 2024; President, Downstream — Energy & Chemicals at Fluor from 2019 to 2021; Vice President and General Manager, South America — Mining & Metals at Fluor from 2017 to 2019; first joined Fluor in 1993.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Breuer has spearheaded global operations and business development across multiple businesses at Fluor, with extensive experience in energy, chemicals, mining and metals. His extensive familiarity with our business and the engineering, procurement and construction industry makes him uniquely positioned to advise on the opportunities and challenges facing Fluor.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, NuScale Power Corporation*

* Mr. Breuer will leave the board of directors of NuScale Power Corporation at the expiration of his current term in May 2025.

6   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
AGE	63
DIRECTOR SINCE	2019
BOARD COMMITTEES	Executive (Chair)
INDEPENDENT	No
david e. constable
POSITION AND BUSINESS EXPERIENCE
Executive Chairman of the Fluor Board of Directors, effective May 1, 2025; Chairman (since 2022) and Chief Executive Officer (since 2021) of Fluor until April 30, 2025; Executive Vice President, Office of the CEO of Fluor in 2020; Chief Executive Officer (from 2011) and President (from 2014) of Sasol Limited, a publicly trade integrated chemicals and energy company, until his retirement in 2016; Group President, Project Operations at Fluor from 2009 to 2011; Group President, Power at Fluor from 2005 to 2009; first joined Fluor in 1982.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Constable brings to the Board extensive experience with, and knowledge of, the Company’s business and strategy. His over 33 years of service at Fluor, including as Group President, and his perspective as a client during his role as Chief Executive Officer of Sasol, provide the Board with a unique perspective of the Company and its industry. In addition, his roles as a director at other public companies within the industries we operate give him the experience to provide valuable advice on commercial strategies and operational risk.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, ABB Ltd.

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Former director, Rio Tinto Limited and Rio Tinto plc

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Former director, Anadarko Petroleum Corporation

AGE	71
DIRECTOR SINCE	2020 (with previous service from 2010 to 2011)
BOARD COMMITTEES	Commercial Strategies and Operational Risk and Organization and Compensation
INDEPENDENT	Yes
H. Paulett eberhart
POSITION AND BUSINESS EXPERIENCE
Chair and Chief Executive Officer of HMS Ventures, a privately-held business involved with technology services and the acquisition and management of real estate, since 2014; President and Chief Executive Officer of CDI Corp., a provider of engineering and information technology outsourcing and professional staffing services, from 2011 through 2014; Chair and Executive Officer of HMS Ventures from 2009 to 2011; President and Chief Executive Officer of Invensys Process Systems, Inc., a process automation company, from 2007 to 2009.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. Eberhart’s qualifications to serve on the Board include her many years of service as a Chief Executive Officer at both private and public companies. Her board service at other public companies, including as a lead director, provides valuable corporate governance experience. In addition, her many years of service as an executive at Electronic Data Systems Corporation bring valuable global operational, financial and accounting expertise to the Board, as well as knowledge of information technology matters.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, KORE Group Holdings, Inc.

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Director, LPL Financial Holdings Inc.

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Director, Valero Energy Corporation

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Former director, Anadarko Petroleum Corporation

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Former director, Vine Energy Inc.

2025 PROXY STATEMENT   7

FLUOR CORPORATION
AGE	62
DIRECTOR SINCE	2024
BOARD COMMITTEES	Audit and Commercial Strategies and Operational Risk
INDEPENDENT	Yes
lisa glatch
POSITION AND BUSINESS EXPERIENCE
President, LNG and Net Zero Solutions of Sempra Infrastructure, an energy infrastructure company, from 2021 to 2022; President and Chief Operating Officer of Sempra LNG from 2019 to 2021; Strategic Initiatives Officer of Sempra Energy from 2018 to 2019. Prior to joining Sempra, she held several senior executive positions in business development, operations and project management at CH2M (formerly CH2M Hill), Jacobs Solutions Inc. and Fluor.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
With more than 35 years of experience, Ms. Glatch has held several senior executive positions in business development, operations and project management. Her experience spans the public and private sectors in the energy, chemicals, environmental, mining, water and transportation industries. Her service within Fortune 500 companies in infrastructure, energy and liquified natural gas provides valuable perspective to our Board as our clients transition to sustainable infrastructure and energy solutions.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, Hess Corporation

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Director, Xylem Inc

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Former director, Evoqua Water Technologies Corp.

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Former director, Infraestructura Energética Nova, S.A.B. de C.V.

Lead Independent Director
AGE	71
DIRECTOR SINCE	2016 (with previous service from March 2001 to April 2015)
BOARD COMMITTEES	Organization and Compensation (Chair), Commercial Strategies and Operational Risk and Executive
INDEPENDENT	Yes
James T. Hackett
POSITION AND BUSINESS EXPERIENCE
President of Tessellation Services, LLC, a privately-held consulting services firm, since 2013; Executive Chairman of Alta Mesa Resources, Inc., an onshore oil and gas exploration and production company, from 2018 to 2020; Partner of Riverstone Holdings LLC, an energy and power focused private investment firm, from 2013 to 2018; Executive Chairman of Anadarko Petroleum Corporation from 2012 to 2013; Chief Executive Officer of Anadarko from 2003 to 2012.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Hackett has extensive knowledge of the global oil and gas industry. His several decades of executive experience, as well as his experience serving on other public company boards and as a former Chair of the Board of the Federal Reserve Bank of Dallas, enable him to provide respected guidance on business strategy and financial matters, as well as perspective about the oil and gas markets.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, Enterprise Products Partners L.P.

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Director, Schlumberger Limited

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Former director, NuScale Power Corporation

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Former director, Alta Mesa Resources, Inc.

■
Former director, NOV Inc.

8   2025 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
AGE	70
DIRECTOR SINCE	2019
BOARD COMMITTEES	Commercial Strategies and Operational Risk and Governance
INDEPENDENT	Yes
thomas c. leppert
POSITION AND BUSINESS EXPERIENCE
Chief Executive Officer of Kaplan, Inc., a provider of education services to colleges, universities and businesses from 2014 until his retirement in 2015; President and Chief Operating Officer of Kaplan from 2013 to 2014; Mayor of the City of Dallas from 2007 to 2011; Chairman and Chief Executive Officer of The Turner Corporation from 1999 to 2006, one of the largest construction services companies in the U.S.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Leppert’s diverse leadership background in the public and private sectors, both as a corporate chief executive officer and elected official, provides him with valuable experience in business, strategy, project management and governance. His prior service as Chief Executive Officer of The Turner Company provides unique insight and experience in the construction services industry.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Former director, View, Inc.

AGE	61
DIRECTOR SINCE	2020
BOARD COMMITTEES	Audit and Governance
INDEPENDENT	Yes
Teri p. mcclure
POSITION AND BUSINESS EXPERIENCE
Chief Human Resources Officer and Senior Vice President, Labor at United Parcel Services, Inc., the world’s largest package delivery company and provider of global supply chain management services, from 2016 until her retirement in 2019; Senior Vice President, Legal, Compliance & Public Affairs, General Counsel & Secretary at UPS from 2006 to 2016; General Counsel at UPS from 2005 to 2006; joined UPS in 1995.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Ms. McClure’s long tenure as a senior executive and director of large, publicly traded companies makes her a valued member of our board. Her broad experience and expertise provide unique knowledge in human capital strategy and executive compensation, as well as compliance, regulatory, corporate governance and legal matters.
OTHER PUBLIC COMPANY BOARD SERVICE

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Director, GMS, Inc.

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Director, JetBlue Airways Corporation

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Director, Lennar Corporation

2025 PROXY STATEMENT   9

FLUOR CORPORATION
AGE	65
DIRECTOR SINCE	2014
BOARD COMMITTEES	Audit and Organization and Compensation
INDEPENDENT	Yes
MATTHEW K. ROSE
POSITION AND BUSINESS EXPERIENCE
Advisor to BDT Capital Partners, LLC, an investment and advisory firm specializing in family and founder-led companies, since 2019; Executive Chairman, Burlington Northern Santa Fe, LLC, a subsidiary of Berkshire Hathaway Inc. (and former public company) and one of the largest freight rail systems in North America, from 2014 until his retirement in 2019; Chairman and Chief Executive Officer of BNSF from 2002 to 2014; joined BNSF in 1993.
KEY ATTRIBUTES, EXPERIENCE AND SKILLS
Mr. Rose’s qualifications include his extensive leadership experience gained from overseeing a large, complex and highly regulated organization, his considerable knowledge of operations management and business strategy and his deep understanding of public company oversight. In addition, his experience serving on other public company boards, as well as the board of the Federal Reserve Bank of Dallas, makes him a valuable contributor to our Board.
OTHER PUBLIC COMPANY BOARD SERVICE

■
Director, AT&T Inc.

BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL ELEVEN DIRECTOR NOMINEES.

10   2025 PROXY STATEMENT

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will provide long-term benefit to our stockholders. During the past year, we continued our annual practice of reviewing our corporate governance policies and practices, comparing them to those suggested by various commentators on corporate governance and the practices of other public companies and engaging with our stockholders on corporate governance issues.
The following highlights some of our core governance values:

Annual Director Elections	All directors stand for election annually.
Annual Board Evaluations	We conduct annual evaluations of the Board, its committees and all individual Board members.
Director Resignation Policy
If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation (given prior to the meeting) and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.

Stockholder Right to Call a Special Meeting	Holders of at least 25% of our outstanding common stock have the right to call a special meeting of stockholders.
Majority Voting Provisions	Our corporate governance documents contain majority (as opposed to supermajority) voting provisions.
Director Independence
All director nominees, except for David Constable and James Breuer, are independent. We also have a Lead Independent Director who presides over executive sessions of the independent directors of the Board and approves agendas for Board meetings.

Proxy Access
Our proxy access bylaws give stockholders the ability to nominate and include director nominees in our proxy materials. Proxy access is available to a stockholder, or group of up to 20 stockholders, that has owned at least 3% of our outstanding common stock for at least three years, and can be used to nominate up to two directors or 20% of the Board (whichever is greater), provided that the other requirements of the bylaws are met.

Each year, our Board reviews all committee charters and in our most recent review, the Board updated the charter for the Audit Committee to clarify the Committee’s responsibility to discuss disclosure controls and procedures related to environmental and sustainability reporting, as well as auditor assurance.
In addition, in November 2024 the Board reviewed the Company’s Corporate Governance Guidelines. You can access our current committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, as well as other information regarding our corporate governance practices, on our website at www.fluor.com/about-fluor/approach/governance. Our Code of Business Conduct and Ethics for Fluor employees can be found on our website at www.fluor.com/about-fluor/approach/compliance-and-ethics.
2025 PROXY STATEMENT   11

FLUOR CORPORATION
STOCKHOLDER ENGAGEMENT
Fluor has a long tradition of engaging with its stockholders and being responsive to their perspectives. In addition to our regularly hosted investor days, we meet with stockholders on corporate governance and other topics of interest to them. Prior to adopting corporate governance initiatives, we consider the policies of our stockholders and solicit their perspectives on potential courses of action. Fluor and our Board have spoken to investors on a number of topics over the last several years, including governance, sustainability initiatives and executive compensation.
SUSTAINABILITY, STAKEHOLDER AND GOVERNANCE MATTERS
At Fluor, fostering a high-performance culture of project delivery is a strategic priority for value creation. Our culture embraces a focus on sustainability, stakeholder and governance matters.
Our sustainability mission envisions meeting the needs of our clients while conducting business in a socially, economically and environmentally responsible manner to the benefit of current and future generations, thereby creating value for all stakeholders. Fluor helps clients safeguard the environment, conserve energy, protect lives and strengthen economies and social structures of communities.
To lead and coordinate our sustainability policies, strategies and programs, we have established a Sustainability Committee, led by a Sustainability Group Chair with full-time responsibility for sustainability matters. The Sustainability Committee includes representatives of each of our business segments, as well as a cross-functional team of subject matter experts from communications, health, safety and environmental, investor relations, human resources and legal.
BOARD OVERSIGHT
The Board is highly engaged in assessing sustainability, stakeholder and governance matters and regularly receives updates on our performance, initiatives and challenges. Each of our Board committees has responsibilities overseeing aspects of these topics as detailed in their charters. In particular, the Governance Committee and the Organization and Compensation Committee play key roles in sustainability, stakeholder and governance oversight:
■
The Governance Committee regularly receives reports from management regarding sustainability, stakeholder and governance efforts and reviews and discusses public reporting on these topics, as well as reviews and discusses our strategy, initiatives and policies related to these topics with management. The Governance Committee reviews the Company’s Political Activities Policy, reports regarding political contributions, lobbying activities and participation in trade associations, and makes recommendations regarding policies and procedures relating to charitable, education and political contributions. The Governance Committee also oversees Board composition and qualifications.

■
The Organization and Compensation Committee plays a key role in human capital management, overseeing our strategic employment and workplace policies, practices and outcomes, including those related to equal opportunity, nondiscrimination and environmental, health and safety policies. The Organization and Compensation Committee also reviews and monitors the Company’s top level organizational structure and senior management succession planning.

You can read more about our priority to develop our workforce, our achievements in health, safety and environmental matters, our commitment to integrity and ethical business conduct and our proactive approach to community involvement and other sustainability efforts by reading our integrated report and sustainability data disclosure document, available by visiting www.fluor.com/about-fluor/approach/corporate-reporting. We report our sustainability data using the Global Reporting Initiative standards, Sustainability Accounting Standards Board standards and the World Economic Forum’s Stakeholder Capitalism Metrics.
BOARD INDEPENDENCE
In accordance with New York Stock Exchange (“NYSE”) listing standards and our Corporate Governance Guidelines, our Board determines annually which directors are independent and, through the Governance Committee, oversees the independence of directors throughout the year. In addition to meeting the minimum NYSE standards of independence, a director qualifies as “independent” only if the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company). A relationship is “material” if, in the judgment of the Board, the relationship would interfere with the director’s independent judgment.
Our Board has adopted director independence standards for assessing the independence of our directors. These criteria include restrictions on the nature and extent of any affiliations the directors and their immediate family members may have with us, our independent accountants, organizations with which we do business, other companies where our executive officers serve as compensation committee

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CORPORATE GOVERNANCE
members and non-profit entities with which we have a relationship. Our independence standards are included in our Corporate Governance Guidelines, which are available at www.fluor.com/about-fluor/approach/governance.
The Board, as recommended by the Governance Committee, has determined that each of the Company’s current directors and director nominees (other than Mr. Constable and Mr. Breuer) is independent of the Company and its management under NYSE listing standards and the standards set forth in our Corporate Governance Guidelines. The Board also determined that each of the members of the Audit, Commercial Strategies and Operational Risk, Governance and Organization and Compensation Committees has no material relationship with Fluor and is independent within the meaning of the NYSE standards and our director independence standards for such committee. Mr. Constable and Mr. Breuer are not independent because of their employment as executive officers of the Company.
Finally, the Board reviewed charitable contributions made to non-profit organizations for which Board members (or their respective spouses) serve as an employee or on the board of directors. Specifically, the Board considered that certain directors and/or their family members (Ms. Berkery, Mr. Hackett, Mr. Leppert, Mr. Olivera and Mr. Rose) are affiliated with non-profit organizations that received contributions from the Company in 2024, 2023 or 2022. No organization received contributions in a single year in excess of  $100,000, which falls below the threshold of the Company’s independence standards.
RISK MANAGEMENT OVERSIGHT

The Board
Monitors how management operates the Company. When granting authority to management, approving strategies and receiving management reports, the Board considers the risks and vulnerabilities the Company faces. In addition, the Board discusses risks related to business strategy at an annual strategic planning meeting. The Board also delegates responsibility for the oversight of certain risks to the Board’s committees, each of which reports at least quarterly to the Board regarding the areas they oversee.

Audit Committee
Coordinates and communicates with the Board’s Commercial Strategies and Operational Risk Committee regarding strategic and operational risks.
Reviews and discusses with management the framework for identifying enterprise risks, including the overall enterprise risk management process, the methods of risk assessment, the risk mitigation strategies and the overall effectiveness of guidelines, policies and systems with respect to risk assessment and management.
Reviews and discusses with management significant enterprise risks, including those associated with overall financial reporting, disclosure process, legal matters, regulatory compliance, cybersecurity, information technology (“IT”) and data privacy, as well as accounting risk exposure and policies and procedures for derivative and foreign exchange transactions and insurance coverage.

Commercial Strategies and Operational Risk Committee
Coordinates and communicates with the Board’s Audit Committee regarding risk assessment and risk management.
Reviews and discusses with management commercial strategies and operational risks, significant prospective and current projects, including major strategic and operational risks with respect to such prospects and projects, as well as risk identification, risk assessment and risk mitigation policies, procedures and practices for its strategic and operational risks.

Organization and Compensation Committee
Reviews compensation policies and programs, as well as the design of short-term and long-term incentive compensation, to confirm that they do not encourage unnecessary and/or excessive risk taking.
Responsible for overseeing employment, workplace, environmental, health and safety policies.

Governance Committee
Responsible for overseeing issues that may create governance risks, such as board composition, director selection and the other critical governance policies and practices.
Reviews and discusses with management the operational, regulatory and reputational risks and impacts of sustainability, stakeholder and governance matters, including management of such risks and impacts.

CYBERSECURITY RISKS
Cybersecurity and other IT risks are important areas of focus for the Board, which views managing these risks as essential. As part of its oversight function, the Board devotes significant attention to these matters.

2025 PROXY STATEMENT   13

FLUOR CORPORATION
Our Board receives quarterly reports from management which may address a broad range of cybersecurity and IT topics, including trends, regulatory developments, data security policies and practices, cybersecurity incidents, current and projected threat assessments and ongoing efforts to prevent, detect and respond to critical threats. In 2024, the full Board was included in a tabletop exercise on cyber incident response led by third party experts. Two of our directors, Ms. Glatch and Mr. Hackett, have completed the National Association of Corporate Directors (NACD) Cyber-Risk Oversight Program and earned the CERT Certificate in Cyber-Risk Oversight.
Our Audit Committee, which is responsible for oversight of cybersecurity risks, periodically reviews and discusses with management, including the Chief Information Officer and Chief Information Security Officer, risk issues associated with cybersecurity and policies and controls intended to mitigate those risks.
Our Chief Information Security Officer meets with our Audit Committee at least annually to discuss cybersecurity risk and related issues. These meetings may encompass a broad range of topics, including:
■
cybersecurity initiatives and strategies,

■
cybersecurity events,

■
emerging threats,

■
regulatory requirements, and

■
industry standards.

To help manage our cybersecurity risk, all employees participate in a number of information security training programs, our cyber policies and programs are externally certified, and we hold cybersecurity risk insurance.
BOARD LEADERSHIP
The Chair of the Board is elected by the Board on an annual basis based on the recommendation of the Governance Committee. The Governance Committee annually reviews the leadership structure of the Board and recommends changes to the Board as appropriate. As set forth in our Bylaws and the Corporate Governance Guidelines, the Board is empowered to choose any one of its members as Chair of the Board. The Board welcomes and takes under consideration any input received from our stockholders regarding the Board’s leadership structure and informs stockholders of any change in the Board’s leadership structure through press releases or through amendments to the Corporate Governance Guidelines. In 2022, the Board named Mr. Constable as Chairman. In 2025, in connection with the appointment of Mr. Breuer to CEO, the Board determined that different individuals should hold the positions of Chair of the Board and CEO of the Company with Mr. Constable continuing to serve as Executive Chairman and Mr. Breuer appointed to serve as CEO, effective May 1, 2025. The Board determined this structure to be appropriate following Mr. Breuer’s appointment, as it will allow him to focus on strategy, business and day-to-day operations, while enabling Mr. Constable to focus on governance matters and serve as a liaison between the Board and senior management. This structure will also allow the Board to benefit from Mr. Constable’s experience and knowledge of the Company from his service as CEO.
To provide for independent leadership, the Board has also established a Lead Independent Director position, as it believes that the role of Lead Independent Director promotes effective governance when the Company has a non-independent Chairman. The Lead Independent Director serves for a term of three years (subject to annual reelection to the Board) and is elected by the independent directors. The duties are closely aligned with the role of an independent chair. In particular, the Lead Independent Director’s responsibilities are to:
■
preside over and set the agenda for all executive sessions of the independent directors of the Board;

■
approve agendas and schedules for meetings of the Board and information sent to the Board;

■
chair Board meetings in the Chairman’s absence;

■
act as a liaison between the independent directors and Chairman;

■
provide guidance on the director orientation process for new Board members;

■
consult and communicate with stockholders, as appropriate;

■
monitor communications to the Board from stockholders and other interested parties; and

■
call executive sessions of the independent directors, as needed.

In 2025, the independent members of the Board designated Mr. James T. Hackett to serve as Lead Independent Director for a three-year term that will expire in January 2028.
The Board believes that this proposed leadership structure will provide independent Board leadership and engagement. In addition, each of the Board’s committees other than the Executive Committee is composed entirely of independent directors. Consequently, independent

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CORPORATE GOVERNANCE
directors directly oversee critical matters such as the compensation policy for executive officers, succession planning, our methods of risk assessment and risk mitigation strategies, our policies and practices related to corporate governance, the director nominations process, our corporate finance strategies and initiatives, and the integrity of our financial statements and internal controls.
BOARD MEETINGS AND COMMITTEES
During 2024, the Board held six meetings. Each of the current directors attended all such meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served.
As described earlier, the Lead Independent Director presides over all executive sessions of the independent directors. Executive sessions of independent directors take place at each regular Board meeting in accordance with our Corporate Governance Guidelines. During 2024, four executive sessions of the independent directors were held.
The Board has a policy that directors attend the annual meeting of stockholders each year. All directors then serving attended the virtual 2024 annual meeting of stockholders.
Our Board has five standing committees:
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Audit;

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Commercial Strategies and Operational Risk;

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Executive;

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Governance; and

■
Organization and Compensation.

Each committee has a charter that has been approved by the Board. Apart from the Executive Committee, each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Any recommended changes to the charters require approval by the Board.
The table below shows the current membership of each committee, and the independence status of each director.
Director	Independent	Audit Committee	Commercial Strategies and Operational Risk Committee	Executive Committee	Governance Committee	Organization and Compensation Committee
Alan M. Bennett	✔	C		•		•
Rosemary T. Berkery	✔	•		•	C
Charles P. Blankenship Jr.	✔	•	•
James R. Breuer(1)
David E. Constable**				C
H. Paulett Eberhart	✔		•			•
Lisa Glatch	✔	•	•
James T. Hackett*	✔		•	•		C
Thomas C. Leppert	✔		•		•
Teri P. McClure	✔	•			•
Armando J. Olivera(2)	✔		C	•	•
Matthew K. Rose	✔	•				•
* Lead Independent Director  ** Chairman of the Board  C Committee Chair  • Member
(1)
Mr. Breuer will become a member of the Executive Committee, effective as of his election to the Board.

(2)
Mr. Olivera will retire from the Board upon the expiration of his term at the 2025 annual meeting.

2025 PROXY STATEMENT   15

FLUOR CORPORATION

AUDIT COMMITTEE
MEMBERS Alan M. Bennett, Chair* Rosemary T. Berkery Charles P. Blankenship, Jr. Lisa Glatch Teri P. McClure Matthew K. Rose*	Each of the directors who serves on the Audit Committee is independent within the meaning set forth in SEC regulations, NYSE standards and our Corporate Governance Guidelines.
* Audit Committee Financial Expert, as determined by the Board
Meetings During 2024:
Five
Key Responsibilities:
The responsibilities of the Audit Committee and its activities during 2024 are addressed in the “Report of the Audit Committee” section of this proxy statement. The Audit Committee also meets in executive sessions, at least quarterly, with the independent registered public accounting firm, the head of internal audit and management. Meetings with management may include any or all of the CEO, the Chief Financial Officer, the Chief Legal Officer or the Chief Compliance Officer. The Audit Committee also has risk oversight responsibilities previously outlined above, and reviews and discusses with management risk issues associated with cybersecurity and other IT and policies and controls to mitigate those risks.
COMMERCIAL STRATEGIES AND OPERATIONAL RISK COMMITTEE
MEMBERS Armando J. Olivera, Chair* Charles P. Blankenship, Jr. H. Paulett Eberhart Lisa Glatch James T. Hackett Thomas C. Leppert
Each of the members of the Commercial Strategies and Operational Risk Committee is independent within the meaning set forth in NYSE listing standards and our Corporate Governance Guidelines.
* Mr. Olivera will retire from the Board upon the expiration of his term at the 2025 annual meeting.

Meetings During 2024:
Five
Key Responsibilities:

The Commercial Strategies and Operational Risk Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
■
review and discuss with management commercial strategies and related risks, as well as significant prospective and current projects, including any major strategic and operational risks with respect to such prospects and projects;

■
discuss with management the Company’s risk identification, risk assessment and risk mitigation policies, procedures and practices for its strategic and operational risks; and

■
see that the Board is regularly apprised of strategic and operational risks and associated risk mitigation policies, procedures and practices.

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CORPORATE GOVERNANCE
EXECUTIVE COMMITTEE
MEMBERS* David E. Constable, Chair Alan M. Bennett Rosemary T. Berkery James T. Hackett Armando J. Olivera
Each of the members of the Executive Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines, other than Mr. Constable.
* Mr. Breuer will become a member of the Executive Committee, effective as of his election to the Board. Mr. Olivera will retire from the Board and the Executive Committee upon the expiration of his term at the 2025 annual meeting.

Meetings During 2024:
Three
Key Responsibilities:
When the Board is not in session, the Executive Committee has all of the power and authority of the Board, subject to the Company’s Certificate of Incorporation and Bylaws, and applicable laws, rules, regulations and listing standards of the NYSE.

GOVERNANCE COMMITTEE
MEMBERS* Rosemary T. Berkery, Chair Thomas C. Leppert Teri P. McClure Armando J. Olivera
Each of the members of the Governance Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.
* Mr. Olivera will retire from the Board upon the expiration of his term at the 2025 annual meeting.

Meetings During 2024:
Four
Key Responsibilities:

The Governance Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
■
engage in succession planning for the Board;

■
identify qualified candidates to be nominated for election to the Board and directors qualified to serve on the Board’s committees;

■
develop, review and evaluate background information for any candidates for the Board, including those recommended by stockholders, and make recommendations to the Board regarding such candidates;

■
oversee the independence of directors;

■
develop, implement, monitor and oversee policies and practices relating to corporate governance, including the Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors;

■
oversee the annual evaluation of the Board, its committees and individual directors;

■
annually review the Company’s Political Activities Policy, as well as a report on the Company’s specific political contributions, lobbying activities, and participation in trade associations; and

■
review and receive reports from management regarding the Company’s sustainability, stakeholder and governance efforts, and review and discuss with management the Company’s public reporting on these topics, the strategy, initiatives, policies and progress toward key objectives related to such topics, and the operational, regulatory, and reputational risks and impacts of these matters.

2025 PROXY STATEMENT   17

FLUOR CORPORATION
ORGANIZATION AND COMPENSATION COMMITTEE
MEMBERS James T. Hackett, Chair Alan M. Bennett H. Paulett Eberhart Matthew K. Rose	Each of the members of the Organization and Compensation Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.
Meetings During 2024:
Six, including four regular meetings which included an executive session attended by the committee members and the committee’s independent compensation advisor
Key Responsibilities:

The Organization and Compensation Committee’s primary responsibilities, which are discussed in detail within its charter, are to:
■
review and monitor top level organizational structure and senior management succession planning and recommend the appointment of executive officers and other corporate officers;

■
review and approve corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate (in consultation with the other independent directors) the achievement of those goals and recommend the compensation levels of the Chairman and CEO to the independent directors;

■
set the overall compensation policy for the executive officers (other than the Chairman and CEO), including base salary and annual and long-term incentive awards, and approve compensation paid to such officers, considering the recommendations of the Chairman and CEO;

■
review the compensation for non-management directors annually and recommend changes to the Board; and

■
with respect to human capital management, oversee the Company’s strategic employment and workplace policies, practices and outcomes, including those related to equal employment opportunity, nondiscrimination and environmental, health and safety.

The Committee may delegate a portion of its responsibilities to a subcommittee denominated by it when appropriate.
In addition to the risk oversight responsibilities described above, the responsibilities of the Organization and Compensation Committee and its activities during 2024 are further addressed in the “Compensation Discussion and Analysis” section of this proxy statement.

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CORPORATE GOVERNANCE
BOARD AND COMMITTEE EVALUATIONS
In order to monitor and improve their effectiveness, and to solicit and act upon feedback received, the Board and its committees engage in an annual formal self-evaluation process. As part of the self-evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities. While the Board and each of its committees conduct the self-evaluations annually, the Board considers its performance and that of its committees throughout the year and shares feedback with management. The self-evaluation process that the Board has historically used is conducted as follows:

GOVERNANCE COMMITTEE REVIEW

The Governance Committee and the Lead Independent Director examine the previous year's evaluation process to ensure the process allows directors the opportunity to provide feedback.

CONDUCT EVALUATIONS

Each director evaluates the various measures of performance for the Board and each committee on which the director serves. Topics include processes, performance and effectiveness.

SUMMARY OF EVALUATIONS

Responses are aggregated independently of the Board and without attribution to specific Board or committee members to promote candor.

BOARD AND COMMITTEE REVIEW

Using the aggregated results, the Governance Committee reviews the evaluation results. Each committee also receives summarized results for that committee. Recommended actions, if any, are shared with the full Board.

INDIVIDUAL EVALUATIONS

Each director is evaluated on an annual basis. The Executive Committee evaluates each director, other than those serving on that Committee. The Chairman and Lead Independent Director evaluate the remaining directors.

RESULTS OF INDIVIDUAL EVALUATIONS

Individual meetings are held with directors to address any concerns raised. The Governance Committee receives a summary from the Lead Independent Director of the individual evaluation results.

SUCCESSION PLANNING
BOARD SUCCESSION PLANNING
The entire Board and the Governance Committee, which oversees Board succession planning pursuant to its charter, understand the importance of Board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and perspectives that come from adding directors to the Board. To that end, our Corporate Governance Guidelines provide that independent directors may not stand for re-election after the end of the year in which they reach the age of 75. In addition, the Governance Committee views the consistent focus on Board membership criteria, Board composition and size, as well as succession planning, to be integral parts of Board refreshment. The Governance Committee has also developed a skills matrix, which is reviewed annually, to inform director searches and succession planning.
In 2024 and early 2025, the Governance Committee was particularly focused on the evolution of the Board, including long-term Board and committee succession planning. After initial screenings and outreach, as well as additional guidance from the Governance Committee, members of the Governance Committee and other directors interviewed potential director candidates. Based on this process, the Board, on

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FLUOR CORPORATION
the recommendation of the Committee, appointed Ms. Glatch and Mr. Blankenship to the Board in January 2024 and March 2025 respectively, to fill the vacancy resulting from the retirement of Mr. Olivera in April 2025, and to prepare for future directors approaching the mandatory retirement age. Ms. Glatch and Mr. Blankenship have extensive skills and qualifications that are described above under “Director Biographies.” The Board will continue to work to establish a pool of qualified potential candidates to support our succession planning efforts, taking into consideration the qualification and skills addressed below under “Director Qualifications.”
MANAGEMENT SUCCESSION PLANNING
Reflecting the critical importance of senior leadership to our success and overall business strategy, the Board is committed to overseeing ongoing talent management and management succession planning. The Board has assigned to the Organization and Compensation Committee, as set forth in its charter, the responsibility to oversee the succession plans relating to senior management, including the CEO, and to recommend to the Board the selection of individuals for senior management positions. Additionally, our Corporate Governance Guidelines require that the CEO annually provide the Organization and Compensation Committee an assessment of internal successors to the CEO position. The CEO also provides the committee with an assessment of persons considered potential successors to other senior management positions. The Organization and Compensation Committee gives a succession planning report to the full Board annually. As part of this report, the Organization and Compensation Committee reviews a succession plan that addresses both sudden and unplanned absence or inability of the CEO or other senior executives to fill their positions, and planned promotions and retirements. This report also includes a consideration of both internal and external candidates. This process enables the Board to maintain a long-term and continuing program for effective senior leadership development and succession as well as emergency replacement succession plans.
Management succession planning has been among the Board’s top priorities. In preparation for our CEO transition, we engaged an external consultant to conduct an assessment of both internal and external candidates. Following a rigorous process, in February 2025, the Board appointed Mr. Breuer as our new CEO, effective May 1, 2025. Mr. Constable, our current CEO, will transition into the role of Executive Chairman, ensuring continuity of leadership and strategic direction of the company. In addition, as previously announced in November 2024, the Board appointed Mr. John C. Regan as our new Chief Financial Officer, effective March 1, 2025. Compensation decisions made by the Board in connection with these appointments are further described in the “Compensation Discussion and Analysis” under “New Executive Officer Appointments.”
CONSIDERATION OF DIRECTOR NOMINEES
DIRECTOR QUALIFICATIONS
The Board believes that our stockholders benefit when the Board includes individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented.
As provided in our Corporate Governance Guidelines, while all directors should possess business acumen and must exercise sound judgment in their oversight of our operations, the Board endeavors to include an array of appropriate skills and experience in its overall composition. Accordingly, the Board and Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board’s overall composition and the Company’s current and anticipated future needs. As part of the search process for each new director, the Governance Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to the same), from which the Governance Committee selects the most appropriate candidate taking into consideration the qualifications and skills addressed in our Board membership criteria.
Our Corporate Governance Guidelines contain the Board membership criteria that apply to current directors and nominees. The Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed), and recommending to the Board, the skills, experience, characteristics and other criteria for identifying and evaluating Board members. The Governance Committee evaluates the composition of the Board annually (and as needed) to assess whether the criteria established by the Board are currently represented on the Board as a whole, and in individual directors, and to assess the criteria that may be appropriate in light of the Company’s anticipated future needs. This assessment takes into consideration issues of diversity of thought and background, experience, qualifications, attributes and skills. Criteria that our Board looks for in a candidate include, among other things, an individual’s business experience and skills, judgment, independence, integrity, reputation and international background, the individual’s understanding of such areas as finance, marketing, IT, regulation and public policy, whether the individual has the ability to commit sufficient time and attention to the activities of the Board, the fit of the individual’s skills and personality with those of other directors in building a Board that is effective, collegial and responsive to the needs of the Company, and the absence of potential conflicts with the Company’s interests. The Board assesses its effectiveness in managing the selection process in the course of assessing director candidates, which is an ongoing process, and in the context of its Board and committee evaluations.

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CORPORATE GOVERNANCE
IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, or skill or experience needs are identified, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including current Board members, professional search firms, stockholders or other persons. The Governance Committee reviews a variety of information about candidates, including materials provided by professional search firms, if applicable, or other parties suggesting the candidate. In evaluating candidates, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. In 2025, Mr. Blankenship was recommended for nomination as a director by a current member of the Board.
The Board understands the significant time commitment involved with serving on the Board and its committees. Under our Corporate Governance Guidelines, directors should limit their service as directors on public company boards and investment company boards to no more than four (including the Company’s Board). Directors who are serving as executive officers of public companies may not serve on the boards of more than one other public company in addition to the Company’s Board. Directors must advise the Chair of the Governance Committee in advance of accepting an invitation to serve on another board. Based upon their current board commitments, all director nominees are currently in compliance with our Corporate Governance Guidelines regarding director commitments. In determining to recommend each of the nominees for election at the annual meeting, the Governance Committee and the Board evaluated the current time commitments of each nominee, as well as the requirements of our Corporate Governance Guidelines and expectations of our shareholders, and concluded that each of the nominees has demonstrated that they have committed and will continue to be able to commit the appropriate time to fulfill their duties and effectively serve on our Board and its committees.
STOCKHOLDER RECOMMENDATIONS
The Governance Committee considers properly submitted stockholder recommendations for candidates for Board membership. If a stockholder properly recommends an individual to the Governance Committee to serve as a director, all recommendations are aggregated and considered by the Governance Committee at a meeting prior to the issuance of the proxy statement. Any materials provided in connection with the recommendation of a director candidate are reviewed by the Governance Committee for the membership criteria set forth under “— Director Qualifications” above and the Board’s existing composition. The Governance Committee applies the same standards for evaluating any stockholder-recommended candidates as it does with candidates identified through other means. Any stockholder wishing to recommend a director candidate should submit a recommendation in writing demonstrating their share ownership and indicating the candidate’s qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as director. This information should be addressed to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders also have the ability to nominate directors for election in accordance with the Bylaws. See “2026 Annual Meeting of Stockholders  —  Advance Notice Procedures” and “— Proxy Access Procedures,” and Sections 2.04 and 2.10 of our Bylaws, which are available at www.fluor.com/about-fluor/approach/governance.
RELATED PERSON TRANSACTIONS
The Company has adopted a written policy for the approval of transactions to which the Company is a party and in which the aggregate amount involved in the transaction will or may be expected to exceed $100,000 in any calendar year if any director, director nominee, executive officer, greater-than-5% beneficial owner or their respective immediate family members have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
The policy provides that the Governance Committee reviews certain transactions and determines whether to approve those transactions. In doing so, the committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available in a transaction with an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The committee will not approve any transaction if it determines the transaction to be inconsistent with the interests of the Company and its stockholders. In addition, the Board has delegated authority to the chair of the Governance Committee to approve transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full Governance Committee for its review in connection with each regularly scheduled Governance Committee meeting.
The Governance Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include, but are not limited to:
■
employment of immediate family members of directors, director nominees, executive officers and greater-than-5% beneficial owners in non-executive positions with the Company;

2025 PROXY STATEMENT   21

FLUOR CORPORATION
■
business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer) if the amount of business falls below the thresholds in NYSE listing standards and the Company’s director independence standards; and

■
contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the lesser of  $1 million or 2% of the organization’s consolidated gross annual revenue.

We are not aware of any transactions with related persons that require disclosure.
COMMUNICATIONS WITH THE BOARD
Individuals may communicate with the Board and individual directors by writing directly to the Board c/o the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the independent directors as a group may do so by writing directly to the Lead Independent Director c/o the Secretary at the above address. The Lead Independent Director, with the assistance of Fluor’s internal legal counsel, is primarily responsible for monitoring any such communications from stockholders and other interested parties to the Board, individual directors, the Lead Independent Director or the independent directors as a group, and provides copies or summaries of such communications to the other directors as he considers appropriate.
Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties and will respond if and as appropriate.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, Mr. Bennett, Ms. Eberhart, Mr. Hackett and Mr. Rose served on the Organization and Compensation Committee. During 2024, there were no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors.

22   2025 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to vote on an advisory resolution to approve the Company’s executive compensation as reported in this proxy statement.
We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 24, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the annual meeting:
RESOLVED, that the stockholders of Fluor Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2025 annual meeting of stockholders.
This advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Organization and Compensation Committee will review and consider the voting results when evaluating our executive compensation program. An advisory stockholder vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The Company last held an advisory vote on frequency in 2023. After consideration of the vote of stockholders at the 2023 annual meeting of stockholders and other factors, the Board decided to hold advisory votes to approve executive compensation annually until the next advisory vote on frequency. Accordingly, the next advisory vote to approve executive compensation will be held at the 2026 annual meeting of stockholders.
BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

2025 PROXY STATEMENT   23

FLUOR CORPORATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the principles, objectives and features of our compensation program for our named executive officers (“NEOs”), including the decisions made under this program for 2024. For 2024, our NEOs were:
Name	Position
David E. Constable	Chairman and Chief Executive Officer
Joseph L. Brennan	Executive Vice President, Chief Financial Officer
James R. Breuer	Chief Operating Officer (formerly Group President, Energy Solutions through August 4, 2024)
Stacy L. Dillow	Executive Vice President, Chief Human Resources Officer
Mark E. Fields	Group President, Project Execution
John R. Reynolds	Executive Vice President, Corporate Secretary (formerly Chief Legal Officer through August 4, 2024)
EXECUTIVE SUMMARY
OVERVIEW OF 2024 BUSINESS CONTEXT AND PERFORMANCE
2024 represented a strong year for Fluor in terms of operational performance, high-quality backlog and cashflow generation. We continued to diversify our business across sectors while positioning for future projects through high-value front-end work. We continued to focus on the four strategic priorities we announced in 2021:
■
Driving growth across the portfolio by diversifying into markets outside of the traditional oil and gas sector, including advanced technology and life sciences, high-demand metals, energy transition, infrastructure, and nuclear and civil, defense and intelligence for governments;

■
Pursuing contracts with fair and balanced terms by focusing on more favorable, risk-adjusted agreements that reward Fluor for delivering value to our clients and better share certain execution risk more equitably;

■
Reinforcing financial discipline by protecting our capital structure by generating predictable cash flow and earnings with right-sized cost structure; and

■
Fostering a high-performance culture with purpose through excellence in execution, which brings value to all our stakeholders.

Our financial performance in 2024 highlights our ability to navigate a dynamic market environment. Some key highlights of our 2024 performance include:
■
Our total revenue increased to $16.3 billion, from $15.5 billion in 2023;

■
Our 2024 new awards totaled $15.1 billion, 85% of which was reimbursable;

■
At December 31, 2024, 79% of our backlog was reimbursable, showing progress towards a more risk-balanced portfolio;

■
Our operating cash flow at year end 2024 was $828 million, a significant improvement from $212 million in 2023; and

■
We reinstated our capital allocation program and repurchased $125 million of common stock in the fourth quarter of 2024.

24   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
REAL PAY DELIVERY AND PERFORMANCE ALIGNMENT
Our executive compensation program is designed to link real pay delivery with performance by establishing rigorous goals for our performance-based annual and long-term incentives that reinforce our business strategy and support long-term value creation for the Company and our stockholders.
Annual Incentives recognize and reward achievement of near-term objectives that support long-term value creation, including annual goals for EBITDA and cash flow from segments, safety targets, and individual achievement of annual strategic goals. Our success in 2024 is reflected in our increased revenue and operating cash flow in 2024. Based on performance results, average 2024 annual incentives for our NEOs were paid out at 138% of target.
Long-term incentives comprise the biggest portion of our NEO annual compensation opportunity and are based on financial performance over a three-year performance period. Performance-based long-term incentive awards with a performance period ending in 2024 were earned at 119% of target, reflecting our above-target performance and our progress at advancing our strategic priorities.

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FLUOR CORPORATION
COMPENSATION MIX SUPPORTS PAY-FOR-PERFORMANCE
Our target compensation mix reinforces our commitment to pay-for-performance. As shown in the charts below, in 2024, 90% of our CEO’s target total direct compensation (“TDC”) and an average of 75% of our other NEOs’ target TDC was in the form of variable compensation, where realized pay depends on achievement of performance objectives and the Company’s stock price performance.
(1)
Target TDC consists of actual base salary, target annual incentive and the value of all long-term incentives on the date of the award. Other NEOs’ Target TDC is based on Target TDC as of December 31, 2024.

For 2024, annual incentives for NEOs were paid in cash and based on the achievement of established financial, operational and strategic goals for the year. Long-term incentives included a mix of restricted stock units (“RSUs”), performance-based equity awards (“Performance Awards”) and non-qualified stock options. The Performance Awards granted in 2024 are based on achievement of earnings before taxes (“EBT”) goals over three one-year periods, as well as the Company’s three-year cumulative total shareholder return (“TSR”) relative to companies in the S&P 500 on the date of the award (“Relative TSR”).
COMPENSATION ACTIONS IN 2024
In making decisions regarding the compensation opportunities for the NEOs for 2024, the Organization and Compensation Committee (the “Committee”) took into account market conditions and performance, and also considered market data for our compensation peer group (as described beginning on page 38, the “Peer Group”) and general industry peers.
In connection with his promotion to Chief Operating Officer (“COO”) in August 2024, the Committee approved the following compensation for Mr. Breuer:
■
Base Salary.   Mr. Breuer’s 2024 annualized base salary was set at $700,000, pro-rated from his appointment as COO in August 2024.

■
Annual Incentive.   Mr. Breuer’s 2024 annual incentive target was increased to 100% of base salary, pro-rated from his appointment as COO in August 2024.

■
Long-term incentive award.   No incremental equity was granted in connection with Mr. Breuer’s promotion to COO.

The Committee also took the following specific actions with respect to NEO compensation for 2024:
■
Increased base salaries for some of the NEOs to better align with the median for similar positions in our Peer Group and maintain the competitiveness of our overall compensation program.

■
To strengthen the alignment between pay and financial results, updated the weightings of the performance measures included in our 2024 annual incentive plan for our Business Group Presidents by increasing the weightings of Corporate EBITDA and Cash Flow from Segments by 5% each, with a corresponding 10% decrease in the weighting of Business Segment EBIT. The weightings for corporate-level executive officers remained the same as 2023.

■
Maintained the same weightings of the performance measures in our long-term 2024 Performance Awards as in 2023, with a final payout to be based on 80% EBT and 20% Relative TSR.

■
Maintained the same mix of long-term incentive awards as 2023, with 50% of the target grant value of the awards being Performance Awards, 35% RSUs and 15% non-qualified stock options.

26   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION GOVERNANCE HIGHLIGHTS
Our executive compensation policies reflect our strong focus on sound governance. As in prior years, the following practices and policies were in effect during 2024:
WHAT WE DO
■
Pay for performance.

■
Assess market and peer data to inform executive compensation decisions and target pay.

■
Align executive compensation with stockholder returns through long-term incentives.

■
Maintain robust stock ownership guidelines, including a 6x base salary requirement for the CEO.

■
Provide a balanced program design that does not encourage behavior that could create material adverse risks to our business.

■
Conduct an annual compensation risk assessment.

■
Recognize efforts to support our strategic priorities in annual incentive determinations.

■
Change-in-control agreements require dual-trigger events.

■
Use appropriate peer groups when establishing competitive compensation.

■
Reward individual performance, but with limits that cap individual payouts in executive incentive plans.

■
Retain an independent compensation consultant.

■
Hold an annual say-on-pay advisory vote.

■
Targets for incentive awards are set at the beginning of the performance period, taking into consideration our business strategy, operating goals, and external guidance.

WHAT WE DO NOT DO
■
No excise tax gross-ups in change-in-control agreements.

■
No repricing of stock options without stockholder approval.

■
No payments of dividends or dividend equivalents on unvested stock awards.

■
No hedging, pledging and short-term trading of Company stock.

■
No guaranteed annual salary increases or bonuses.

■
No grant discounts or reloaded stock options.

■
No spring-loaded equity grants.

2025 PROXY STATEMENT   27

FLUOR CORPORATION
HOW NEO COMPENSATION IS TIED TO PERFORMANCE
We use a balanced approach to compensation with a variety of pay elements to support the attraction and retention of key executive talent and reward the achievement of both short- and long-term goals, as described below:
Component	Primary Purpose	Linkage to Performance

Base Salaries	Provide a market competitive, stable level of income to attract and retain top talent	■ Individual contributions to the Company, salary movements in the Peer Group, and internal pay equity are considered in determining initial salary levels and any subsequent adjustments
Annual Incentives	Provide annual cash compensation for achievement of established performance goals
■
Based on Company achievement of near-term objectives that support long-term value creation, including EBITDA, cash flow from segments; safety; and individual strategic goals

■
Completely at-risk, depending on actual performance against the established targets

Long-Term Incentives (“LTI”):
Component	Primary Purpose	Linkage to Performance

Performance Awards (50% of 2024 LTI)	Provide a long-term equity incentive and retention vehicle linked to financial measures that focus NEOs on the creation of long-term value
■
Earned based on performance against annual EBT criteria averaged over three one-year periods, and the Company’s Relative TSR against the S&P 500

■
Cliff vest at the end of the three-year performance period, aligning the interests of NEOs with those of long-term stockholders by focusing NEOs on the Company’s long-term financial performance

■
Completely at-risk, depending on actual performance against the established targets

Restricted Stock Units (35% of 2024 LTI)	Provide a long-term equity ownership and retention vehicle that is directly linked to stockholder value over time
■
Vest in equal thirds over three years, aligning the interests of NEOs with those of stockholders by focusing NEOs on the Company’s stock price performance

■
Value is at-risk, increasing or decreasing with the stock price over the vesting period

Stock Options (15% of 2024 LTI)	Provide a long-term equity vehicle that is directly linked to growing the value of our stock price over time
■
Vest in equal thirds over three years and have a ten-year life, aligning the interests of NEOs with those of stockholders by focusing NEOs on long-term stockholder value creation

■
Completely at-risk, attaining value only if the stock price grows from the initial grant price

28   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPONENTS OF 2024 NEO COMPENSATION
BASE SALARIES
The Company provides NEOs with base salaries for a competitive, stable level of income, since other elements of their direct compensation are at-risk based on Company performance. The Committee reviews base salaries for NEOs annually and upon a change in responsibilities.
In establishing and annually evaluating base salary levels, the Committee and, with respect to the Chairman and CEO, the independent directors of the Board, consider the following factors:
■
Peer Group data and general industry survey data for comparable positions prepared by the Committee’s independent consultant;

■
Individual level of responsibility, leadership, performance and contributions to the Company;

■
Internal pay equity based on relative duties and responsibilities; and

■
The recommendations of the Chairman and CEO with respect to the base salary levels of the other NEOs.

Following the annual review at the beginning of 2024, Mr. Constable’s base salary remained unchanged, while the base salary of Mr. Brennan increased 12.0% and the base salaries of Mr. Breuer, Ms. Dillow, Mr. Fields and Mr. Reynolds increased between 4% and 7% over their respective 2023 base salaries, to better align with similar positions in our Peer Group and maintain the competitiveness of our overall compensation program. In August 2024, Mr. Breuer was promoted to the position of COO and his salary was further increased to reflect his new role. In addition, in August 2024 the positions of Chief Legal Officer and Corporate Secretary were separated, with Mr. Reynolds ceasing to serve as Chief Legal Officer, and his salary was subsequently reduced. The 2024 annualized base salaries for the NEOs as of December 31, 2024, were as follows:
Name	2024 Base Salary
David E. Constable	$1,350,000
Joseph L. Brennan	$678,400
James R. Breuer	$700,000(1)
Stacy L. Dillow	$556,200
Mark E. Fields	$688,600
John R. Reynolds	$375,000(2)

(1)
Mr. Breuer’s 2024 base salary was initially set at $535,700. It was increased to $700,000 in August 2024 upon his promotion to COO.

(2)
Mr. Reynolds’ 2024 base salary was initially set at $660,000. It was reduced to $375,000 in August 2024 when he ceased to serve as Chief Legal Officer.

ANNUAL INCENTIVES
Cash-based annual incentives are provided to motivate and reward NEOs for achieving annual performance objectives. In 2024, each of the NEOs participated in the annual incentive award program and had a target annual incentive amount established as a percentage of annual base salary. This target opportunity reflects each NEO’s respective organizational level, position and responsibility for achievement of the Company’s financial and strategic goals and aligns with market practice.

2025 PROXY STATEMENT   29

FLUOR CORPORATION
The 2024 target annual incentives for each NEO were as follows:
Name	Percentage of Base Salary as of 12/31/2024	Target Annual Incentive Amount
David E. Constable	150%	$2,025,000
Joseph L. Brennan	95%	$644,500
James R. Breuer	100%	$558,200(1)
Stacy L. Dillow	85%	$472,800
Mark E. Fields	95%	$654,200
John R. Reynolds	85%	$459,300(2)

(1)
Mr. Breuer’s target annual percentage and incentive amount were prorated to reflect 85% of his base salary prior to his appointment as COO, and 100% of his base salary from and after his appointment as COO. The amount shown in the table reflects his final prorated annual incentive amount.

(2)
Mr. Reynolds’ target annual incentive amount was prorated to reflect his reduction in base salary in August 2024 when he ceased to serve as Chief Legal Officer.

NEOs could receive from zero to 200% of their target annual incentive amounts, depending on the extent to which applicable performance goals were achieved. The metrics, relative weightings and goals are determined by the Committee each year.
When determining performance measures and goals, the Committee considers the Company’s annual operating plan and strategic priorities for the year. For 2024, a combination of objective financial targets and strategic and safety performance measures were used. Target levels of achievement were tied to goals established in the first quarter of the year. The use of multiple financial and strategic goals prevents an overemphasis on any one financial metric and focuses the NEOs on key areas of importance to the Company and its stockholders. Mr. Breuer had two sets of performance measures for 2024 because he changed roles during the year. For the portion of his annual incentive earned related to his service as Group President, Energy Solutions, his performance measures and goals included Energy Solutions EBIT to reflect the performance of the business segment over which he was in charge. For the portion of his annual incentive earned related to his service as COO, his performance measures and goals were the same as the other NEOs. The 2024 performance measures for the NEOs, along with their respective weightings, were as follows:
2024 Measure	David E. Constable	Joseph L. Brennan	James R. Breuer (as COO)	James R. Breuer (as Group President, Energy Solutions)	Stacy L. Dillow	Mark E. Fields	John R. Reynolds
EBITDA	35%	35%	35%	25%	35%	35%	35%
Cash Flow from Segments	35%	35%	35%	25%	35%	35%	35%
Energy Solutions EBIT	—	—	—	20%	—	—	—
Safety	10%	10%	10%	10%	10%	10%	10%
Strategic Performance	20%	20%	20%	20%	20%	20%	20%
PERFORMANCE MEASURES FOR 2024
EBITDA:   EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Cash Flow from Segments:   Cash flow from Segments is defined as total segment EBITDA plus the change in the business segment working capital accounts (accounts receivable, work in progress, advance billings and accounts payable), less cash flow effects of equity method investments and cash flow effects of property, plant and equipment transactions.
Energy Solutions EBIT:   Energy Solutions Earnings Before Interest and Tax (“EBIT”), the profit measure used for compensation purposes, is typically the same as segment profit, the profit measure reported externally in our financial statements. Annual incentive determination for executive officers who are group presidents of other business segments include EBIT performance measures for their applicable business segments.

30   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Safety:   Safety performance for corporate-level executive officers is assessed based on the Company’s overall safety performance using both leading and lagging performance indicators. For executive officers serving as business group presidents, the assessment is based on the overall safety performance of the business segment for which they are responsible.
Strategic Performance:   Strategic performance for each NEO was measured against qualitative individual annual goals identified at the beginning of the year (and which are discussed in more detail on the following two pages), which relate to the Company’s strategic priorities.
At the time the Committee approved the performance measures and goals in February 2024, it also approved definitions of EBITDA and Cash Flow from Segments that aim to hold management accountable for results from Fluor’s core business operations, which fall under their control, by providing that the following items will be excluded, to the extent applicable: (i) operating results of discontinued or to be divested operations*; (ii) the effect of changes in tax laws, accounting principles, or other such laws or provisions affecting reporting results; (iii) restructuring charges in excess of  $10 million; (iv) NuScale operating results and any impact from the deconsolidation of NuScale*; (v) gains or losses resulting from the curtailment or settlement of defined benefit pension plans; (vi) significant asset impairments in excess of  $10 million; (vii) effects of significant natural disasters or force majeure events in excess of  $10 million; (viii) significant litigation and regulatory costs and settlements or associated damages in excess of  $10 million*; (ix) the impact of foreign currency re-measurement, including embedded derivative effects*; (x) costs of debt extinguishment and (xi) earnings impact related to certain cash-settled incentive awards to non-executive officers arising from material changes to the Company’s stock price*. For 2024, only those adjustments indicated with an asterisk were applicable.
2024 ANNUAL INCENTIVE DETERMINATION
The performance targets for the EBITDA, Cash Flow from Segments and Energy Solutions EBIT measures, together with the actual achievement of the measures and the resulting performance ratings, are presented below. The Committee continued to set the 2024 annual targets for EBITDA and Cash Flow from Segments higher than the prior year targets in alignment with our operating plan and our business strategy, while adjusting the performance range for the annual incentive plan to continue to reward the NEOs for the performance against our goals. The 2024 Cash Flow from Segments target was set at a rigorous level, but lower than actual 2023 results. The well-above target results were due to a large settlement on an infrastructure project, which was a one-time event not contemplated in the 2023 operating plan with timing that could not be known in advance. The Energy Solutions EBIT target for 2024 was consistent with the prior year. In 2024, the Committee narrowed the performance ranges for each of the measures as compared to 2023, from 60% – 140% of target to 70% – 130% of target, and increased the minimum payout threshold from 37.5% to 50% of target.
	2024 Performance Ranges (in millions)			2024 Actual Achievement(1)	Performance Rating
Measure	Min	Target	Max
	(0.5 rating)	(1.0 rating)	(2.0 rating)
EBITDA	$441.7	$631.0	$820.3	$549.7	0.79
Cash Flow from Segments	$245.8	$351.2	$456.6	$713.3	2.00
Energy Solutions EBIT	$357.0	$510.0	$663.0	$399.0	0.64

(1)
The amounts shown exclude certain items discussed above under “— Performance Measures for 2024.”

The 2024 annual strategic goals and key achievements for each NEO participating in the 2024 annual incentive program were as follows:
Name	Strategic Goal	Key Achievements
David E. Constable	Drive Growth Across the Portfolio	✓ Achieved 2024 new awards of $15.1 billion, of which 85% was reimbursable.
	Pursue Contracts with Fair and Balanced Terms	✓ 2024 ending backlog 79% reimbursable, surpassing strategic goal of 75%.
	Reinforce Financial Discipline	✓ Cash balance increased by 19.8% to $3.0 billion.
	Foster a High-Performance Culture with Purpose	✓ Fluor Management Team succession plans were deployed in 2024.

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FLUOR CORPORATION
Name	Strategic Goal	Key Achievements
Joseph L. Brennan	Reinforce Financial Discipline	✓ Achieved strong operating cash flow for 2024 of $828 million, the highest operating cash flow generation since 2015.
✓ Established capital allocation plan with $125 million of share repurchases in Q4.
	Foster a High-Performance Culture with Purpose	✓ Established Advancing Finance Leaders program to elevate finance professionals into new roles and improve succession planning within the finance organization.
James R. Breuer	Drive Growth Across the Portfolio	✓ Captured strong awards and improved positioning in battery chemicals, carbon capture front-end engineering design (FEED) and nuclear FEED.
✓ Instituted a more flexible platform to allocate work to our lead offices and distributed execution centers across business.
	Reinforce Financial Discipline	✓ Partnered with business segments and project execution teams to benchmark commercial and execution parameters against best practices and competitors.
Stacy L. Dillow	Drive Growth Across the Portfolio	✓ Advanced talent strategy to meet business needs of our prospect and project pipeline for sustainable growth.
✓ Completed rollout of 27 functional development frameworks, providing transparency in career development and upskilling pathways.
	Foster a High-Performance Culture with Purpose	✓ Continued to lead human capital management for the Board, implementing CEO and senior management succession planning.
Mark E. Fields	Drive Growth Across the Portfolio	✓ Supported Fluor’s Urban Solutions business in growing capability with additional functional training and project execution support.
	Pursue Contracts with Fair and Balanced Terms	✓ Improved project execution team’s ability to deliver certainty on cost, schedule and risk management through the launch of training courses.
	Foster a High-Performance Culture with Purpose	✓ Enhanced the pipeline of construction professionals through internship programs.
John R. Reynolds	Pursue Contracts with Fair and Balanced Terms	✓ Led the legal function in providing training to attorneys, sales teams and operating personnel to focus on appropriate risk sharing.
✓ Continued focus on risk mitigation and compliance.
	Foster a High-Performance Culture with Purpose	✓ Assisted the Board with succession planning for senior management team and Board.
Achievement of the strategic performance measure varied among the NEOs because of the differences in responsibilities and individual accomplishments.

32   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Each NEO’s strategic performance rating, other than Mr. Constable’s, was determined based on evaluations and recommendations by Mr. Constable that were assessed and subsequently approved by the Committee. In the case of Mr. Constable, strategic performance was assessed by the independent directors of the Board after consideration of a recommendation from the Committee.
The achievement of the safety performance measure was determined based on management’s assessment of the overall safety performance of the Company, as reviewed and approved by the Committee. The safety performance rating is the same for all NEOs and comprises the final 10% of their overall annual incentive rating.
Once the level of achievement for each measure was determined, each NEO’s overall performance rating was calculated by multiplying each measure’s rating (which can range from 0.00 to 2.00) by its relative weighting, and then aggregating those amounts. The overall performance rating was then multiplied by the individual’s target annual incentive amount to determine the annual incentive payment. Based on performance, annual incentive award cash payouts averaged 138% of target for the NEOs.
The 2024 target annual incentive percentages and amounts for each NEO, as well as the actual annual incentive amounts to be paid, are as follows:
Name	Target Annual Incentive Amount	X	Overall Performance Rating	=	Annual Incentive Amount
David E. Constable	$2,025,000	X	1.40	=	$2,835,000
Joseph L. Brennan	$644,500	X	1.39	=	$895,900
James R. Breuer(1)	$558,200	X	1.30	=	$723,400
Stacy L. Dillow	$472,800	X	1.38	=	$652,500
Mark E. Fields	$654,200	X	1.39	=	$909,400
John R. Reynolds	$459,300(2)	X	1.39	=	$638,600

(1)
Mr. Breuer’s target annual incentive percentage and amount was prorated to reflect 85% of his base salary prior to his appointment as COO, and 100% of his base salary from and after his appointment as COO. The target annual amount shown in the table reflects his final prorated annual incentive amount. Mr. Breuer earned an overall rating of 1.18 for his service as Group President, Energy Solutions, and 1.40 for his service as COO. Of his final annual incentive amount, $311,800 was related to his service as Group President, Energy Solutions, and $411,600 was related to his service as COO.

(2)
Mr. Reynolds target annual incentive amount was prorated to reflect his reduction in base salary in August 2024 when he ceased to serve as Chief Legal Officer.

LONG-TERM INCENTIVES
The stockholder-approved 2020 Performance Incentive Plan allows the Committee to grant various forms of long-term equity incentives. The Committee’s objectives in granting long-term equity awards are to motivate NEOs and reward the achievement of superior operating results and TSR, facilitate the attraction and retention of key management personnel and align the interests of management and stockholders through equity ownership.
NEOs receive long-term incentive awards that reflect grant date accounting values (not ultimately earned amounts). The amount of the awards is based on market considerations as well as individual contributions, experience, advancement potential and internal pay equity. In 2024, when determining the compensation for the NEOs, the Committee determined that Performance Awards would comprise 50% of the long-term incentive award, RSUs would comprise 35% and non-qualified stock options would comprise 15% (unchanged since 2020).
The Committee believes that the mix of long-term incentive components aligns the interests of NEOs with those of stockholders by encouraging NEOs to focus on long-term growth of the Company, while providing a balanced pay package that aligns with the practices of the Peer Group and mitigates potential compensation-related Company risk. In determining the relevant allocations, Performance Awards were valued at the target performance level (and converted into performance units based on the closing stock price on the 2024 award date), RSUs were valued at the fair value (closing stock price) on the award date and stock options were valued using a Black-Scholes option pricing model. RSUs and stock options vest one third per year in each of the years following the award date, subject to the applicable NEO’s continued employment on each vesting date. Stock options, once vested, are exercisable for ten years following the grant date, subject to continued employment (except in the event of certain qualified terminations of employment).

2025 PROXY STATEMENT   33

FLUOR CORPORATION
The 2024 target annual long-term incentive award values approved by the Committee were as follows:
Name	Performance Award Value	RSU Award Value	Non-Qualified Stock Option Award Value	Total Long-Term Incentive Award Value
David E. Constable	$5,000,000	$3,500,000	$1,500,000	$10,000,000
Joseph L. Brennan	$700,000	$490,000	$210,000	$1,400,000
James R. Breuer	$550,000	$385,000	$165,000	$1,100,000
Stacy L. Dillow	$550,000	$385,000	$165,000	$1,100,000
Mark E. Fields	$725,000	$507,500	$217,500	$1,450,000
John R. Reynolds	$550,000	$385,000	$165,000	$1,100,000
The total target grant value of the 2024 long-term incentive awards to Mr. Constable increased by approximately 1.5% over the 2023 levels to recognize his strong leadership and improved performance of the Company, while the total value of the 2024 long-term incentive awards for Messrs. Brennan and Fields increased by approximately 27% and 32% respectively, to better align with similar positions in our Peer Group and maintain the competitiveness of our overall compensation program. The total grant value of the 2024 long-term incentive awards to Mr. Breuer, Ms. Dillow and Mr. Reynolds were the same as the 2023 levels.
The Committee determines the dollar value of long-term incentives awarded to NEOs in February of each year. The determinations are made at that time to coincide with the annual performance review. The long-term incentive awards are then issued shortly following the publication of our annual results.
2024 PERFORMANCE AWARDS
The Performance Awards awarded to the NEOs in 2024 are earned over a three-year performance period, which started on January 1, 2024, and ends on December 31, 2026. The awards are eligible to be earned based on actual performance during the three-year performance period, and will vest and be settled in shares in March 2027, subject to continued employment (except in the event of certain qualified terminations of employment) and performance achievement. Upon vesting, NEOs will receive the value of any accrued dividends paid by the Company with respect to shares earned. The three-year performance periods and vesting requirements are intended to facilitate retention of the participating executives and to link the value of the awards to long-term TSR.
The Committee established the following performance criteria and relative weightings for the 2024 Performance Awards for NEOs:
■
80% of the total award is based on EBT; and

■
20% of the total award is based on Relative TSR.

The Committee sets performance goals for EBT at the beginning of each year, and after the end of the year determines the final performance ratings (which can range from 0.0 to 2.0) based on actual achievement. At the end of the three-year period, the Committee will average the EBT performance ratings from each year to determine a final EBT performance rating. Relative TSR will be based on the three-year cumulative TSR over the three-year performance period relative to the companies in the S&P 500 Index on the date of the award, such that if the Company’s final TSR ranks at the 25th percentile, 50th percentile or 75th percentile of the S&P 500, the Relative TSR performance measure will receive a performance rating of 0.5, 1.0 and 2.0, respectively. The Committee will determine the number of earned units by multiplying the number of target units by the final overall performance ratings for EBT and Relative TSR with the weightings stated above. In no event will the number of earned shares exceed two times the target number of shares. EBT excludes certain items discussed above under “— Performance Measures for 2024.”
The EBT performance target for 2024 and the actual achievement and performance rating are set forth below.
	2024 Performance Range (in millions)			2024 Actual Achievement	Performance Rating
Measure	Min	Target	Max
2024 Target	(0.5 rating)	(1.0 rating)	(2.0 rating)
EBT	$488.0	$697.2	$906.4	$653.3	0.90

34   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The 2024 tranche of the Performance Awards awarded to NEOs in 2023 had the same EBT performance target, actual achievement and performance rating as shown in the table, except that the performance range was from 60% – 140% of target, with a minimum threshold payout of 37.5% of target. As shown above, for awards made in 2024, the Committee narrowed the performance range to 70% – 130% of target and increased the minimum threshold payout to 50% of target, and aligned the performance ranges for the 2024 annual incentive with the long-term incentive Performance Awards.
The Committee believes that using three annual performance goals instead of a single three-year goal best orients executives to focus on long-term achievements, while avoiding disincentives or windfalls due to volatile economic factors such as commodity prices and market economies that are difficult to forecast and impact our operating margins and growth. The long-term financial measure is different from the annual incentive financial measures to avoid paying twice for the same performance, and there is a three-year Relative TSR performance measure to align pay with stockholder value. When setting these performance goals, the Committee considered the Company’s business outlook and other corporate financial measures. The Committee also considered how likely it will be for the Company to achieve the goals. We believe that the target goals have been established at levels that should be appropriately difficult to attain. Goals above target are stretch goals and require a challenging level of performance to be achieved.
An NEO’s unvested award is subject to risk of forfeiture if, prior to vesting, the NEO’s employment with the Company is terminated for any reason other than retirement, death, disability, or a qualifying termination within two years after a change in control of the Company.
The eventual determination of the payout of 2024 Performance Awards for the NEOs is illustrated below.
ACHIEVEMENT FOR 2022 – 2024 PERFORMANCE AWARDS
In 2022, the Committee granted Performance Awards to the NEOs, which were subject to three one-year performance periods, based on criteria established at the beginning of each year, as set forth in the table below. The performance measures and relative weightings for the 2022 Performance Awards were as follows: 40% of the total award was based on earnings per share (“EPS”), 40% of the total award was based on return on invested capital (“ROIC”), and 20% of the total award was based on Relative TSR. EPS represents diluted earnings per share attributable to Fluor from continuing operations. ROIC is calculated by dividing full year corporate net earnings attributable to Fluor from continuing operations (excluding after-tax net interest) by Net Invested Capital. Net Invested Capital is defined as total stockholders’ equity (excluding accumulated other comprehensive income) plus total external long and short-term debt (excluding non-recourse debt) minus cash, current and non-current marketable securities in excess of  $1.0 billion. EPS and ROIC exclude certain items that were excluded from EBITDA and Cash Flow from Segments as discussed above under “— Performance Measures for 2024.”
The Committee set performance goals for EPS and ROIC at the beginning of each year, and following the end of each year, the Committee determined the actual achievement of the EPC and ROIC performance measures for the previous year. At the end of the three-year period, the Committee averaged the EPS and ROIC performance ratings from each year to determine a final EPS and ROIC performance rating. Relative TSR was based on the three-year cumulative TSR over the three-year performance period relative to the companies in the S&P 500 Index on the date of the award. At the end of the three-year period, the Committee determined the number of earned units by multiplying the number of target units by the final overall performance ratings for EPS, ROIC and Relative TSR with the weightings stated above.
The Performance Awards generally require continued employment through the date that the Committee certifies the performance results in order to vest in each such award. The vesting date is typically in March following the end of the performance period. Based on the Company’s performance over the performance period, the 2022 Performance Awards were earned at 119% of target, as reflected in the Outstanding Equity Awards at 2024 Year End table on page 48.

2025 PROXY STATEMENT   35

FLUOR CORPORATION
The performance targets for each year of the performance period, together with the actual achievement and performance ratings, are set forth below.
	Performance Ranges			Actual Achievement	Performance Rating
Measure	Min	Target	Max
2022 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EPS	$0.80	$1.33	$1.86	$0.95	0.55
ROIC	8.3%	13.8%	19.3%	7.8%	0.00
2022 Average Performance Rating					0.28
2023 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EPS	$1.01	$1.68	$2.35	$2.79	2.00
ROIC	7.4%	12.3%	17.2%	14.4%	1.43
2023 Average Performance Rating					1.72
2024 Targets	(0.375 rating)	(1.0 rating)	(2.0 rating)
EPS	$1.61	$2.68	$3.75	$2.58	0.94
ROIC	9.4%	15.6%	21.8%	14.9%	0.93
2024 Average Performance Rating					0.94
2022 – 2024 Relative TSR	(0.5 rating)	(1.0 rating)	(2.0 rating)
Relative TSR(1)	25th percentile	50th percentile	75th percentile	95th percentile	2.00
Final Performance Rating(2)					1.19

(1)
The final three-year cumulative TSR was 119%, ranking at the 95% percentile of companies in the S&P 500 on the date of the award.

(2)
The final average performance rating for EPS and ROIC for the three-year performance period was 0.98 and represented 80% of the final award determination. The final Relative TSR rating of 2.00 represented 20% of the final award determination.

OTHER COMPENSATION DECISIONS
We periodically grant cash or equity retention awards to reflect competitive market situations, address specific project objectives or reinforce succession planning objectives. No retention awards were made to NEOs in 2024.
CHANGES TO EXECUTIVE COMPENSATION FOR 2025
NEW EXECUTIVE OFFICER APPOINTMENTS
In February 2025, Mr. Breuer was appointed CEO, effective May 1, 2025. In his role as CEO, Mr. Breuer will receive an annual base salary of $1,250,000. He will be eligible for a cash award under our annual incentive program with a target of 140% of base salary. His base salary and cash target award will be pro-rated from his appointment as CEO on May 1, 2025. He received a 2025 long-term incentive grant of  $3,958,333, the value of which was granted as 35% restricted stock units, 15% stock options and 50% performance-based stock awards.
Mr. Constable will continue to serve as Executive Chairman of the Board. In his role as Executive Chairman, Mr. Constable will receive an annual base salary of  $525,000. He will be eligible for a cash award under our annual incentive program with a target of 100% of base salary. His new base salary and cash target award will be pro-rated from May 1, 2025. He received a 2025 long-term incentive grant of  $7,533,333, the value of which was granted as 35% restricted stock units, 15% stock options and 50% performance awards.
In addition, Mr. John C. Regan was appointed Executive Vice President and Chief Financial Officer, effective March 1, 2025. Mr. Regan will receive an annual base salary for 2025 of  $675,000. He will be eligible for a cash award under our annual incentive program with a target of 95% of base salary. He received a 2025 long-term incentive grant of  $1,400,000, the value of which was granted as 35% restricted stock units, 15% stock options and 50% performance-based stock awards.

36   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 PERFORMANCE AWARDS
To better align with our peers while continuing to support growth in long-term shareholder value, the Committee has updated the weightings of the performance measures included in the 2025 long-term Performance Awards to increase the weighting of the Relative TSR metric as follows:
2025 Performance Award Measure	Weighting
EBT	70%
Relative TSR	30%
OTHER ELEMENTS OF NEO COMPENSATION
PERQUISITES
In 2024, in lieu of reimbursement of typical perquisites, each of the NEOs was paid a taxable monthly allowance as set forth in the “All Other Compensation” table. The Committee believes that these allowances are reasonable costs and are justified by the perceived value to the NEOs. The allowances are intended to provide convenience considering the demands on the NEOs and are considered an important part of a competitive compensation package in our industry. We do not pay for items such as automobile usage or tax and financial planning, which are items that are frequently reimbursed or paid directly by our peers. When determining the allowance amounts, the Committee considered the value of perquisites provided to similarly situated executives in our Peer Group. In addition, NEOs are required to have a physical examination each year that is paid for by the Company, with results shared with the Company. NEOs may have spousal travel paid for by the Company only when it is for an approved business purpose, in which case a related tax gross-up is provided. NEOs can make personal use of charter aircraft in conjunction with a business purpose, but the NEO is required to reimburse the Company for the incremental operational cost of such personal use.
EXECUTIVE DEFERRED COMPENSATION PROGRAM
The NEOs are eligible to participate in Fluor’s Executive Deferred Compensation Program. The Company offers this program to provide retirement and tax planning flexibility and to remain competitive with other companies within our Peer Group and general industry. Please refer to the discussion in the Nonqualified Deferred Compensation section beginning on page 51 for a more detailed discussion of this program.
SEVERANCE AND CHANGE-IN-CONTROL BENEFITS
The Company maintains a severance policy pursuant to which each of its executives, including the NEOs, would be eligible to receive cash severance in the event of a termination of employment by the Company without cause. The Company believes its severance policy assists in attracting and retaining qualified executives. The level of any cash severance payment is based upon salary and years of service at the time of separation up to a cap, as discussed in more detail under “Potential Payments Upon Termination or Change in Control” beginning on page 52. In addition, each NEO has a change-in-control agreement that provides additional payments and other benefits if the executive is terminated without cause or if the NEO terminates employment for good reason within two years following a change in control of the Company. The change-in-control agreements are designed to reinforce and encourage the continued attention and dedication of the executives without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control and to serve as an incentive to their continued employment with the Company and align their interests with those of the Company’s stockholders. All potential change-in-control payments are “double trigger,” meaning an NEO must incur a qualifying termination of employment following a change in control to be eligible for these payments. In addition, if any excise taxes are triggered in connection with a change in control, our change-in-control agreements do not provide for a tax gross-up. The Company will, instead, automatically reduce any payments due to the NEOs under their agreement to the extent necessary to prevent any portion of these payments from being subject to those excise taxes, but only if by reason of the reduction, the executive’s after-tax benefit of the reduced payments exceeds the after-tax benefit if such reduction were not made.
Please refer to the discussion under “Potential Payments Upon Termination or Change in Control” beginning on page 52 for a more detailed discussion of these arrangements. Severance and change-in-control benefits are provided to be competitive with the Peer Group.

2025 PROXY STATEMENT   37

FLUOR CORPORATION
ESTABLISHING EXECUTIVE COMPENSATION
COMPENSATION PHILOSOPHY, OBJECTIVES AND RISK ASSESSMENT
The Committee has responsibility for establishing and implementing the Company’s executive compensation philosophy. The Committee, with the advice of its independent compensation consultant, reviews and determines all components of NEOs’ compensation (other than with respect to the compensation of our Chairman and CEO, which the Committee reviews and recommends for approval by our independent directors), including making individual compensation decisions and reviewing and revising the Company’s compensation program and practices.
The Committee has established the following compensation philosophy and objectives for the NEOs:
■
Align the interests of NEOs with those of the stockholders.   The Committee believes it is appropriate to tie a significant portion of executive compensation to the value of the Company’s stock performance to closely align the interests of NEOs with those of our stockholders. The Committee also believes that executives should have a meaningful ownership interest in the Company and, as such, maintains and regularly reviews executive stock ownership guidelines.

■
Have a significant portion of pay that is performance-based.   Fluor expects superior performance from our executives. Our executive compensation programs are designed to reward executives when performance results for the Company and the executive meet or exceed stated objectives. The Committee strongly believes that compensation paid to executives should be closely aligned with the performance of the Company relative to these objectives.

■
Provide competitive compensation.   The Company’s executive compensation programs are designed to attract, retain and motivate highly qualified executives critical to achieving Fluor’s strategic objectives and building stockholder value.

The Committee reviews the Company’s compensation philosophy and objectives each year and may adjust the specific elements of compensation used to implement its philosophy as our business and operating environment evolve.
In addition, the Committee reviewed the incentive compensation we provide to our executives, including our NEOs, and evaluated the mix of plans and performance criteria, the Committee’s ability to exercise discretion over certain components of compensation and our risk management practices generally. Based on this review, the Committee believes that our compensation program is designed to appropriately align compensation with our business strategy and not to encourage behavior that could create material adverse risks to our business.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
The Committee has the authority under its charter to engage the services of outside legal counsel, compensation consultants and other advisors. In 2024, the Committee again engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as its independent compensation consultant to advise the Committee on all matters related to executive and non-management director compensation. FW Cook conducts an annual review of the total compensation program for the Chairman and CEO and the other NEOs.
In 2024, as part of the Committee’s oversight of certain aspects of risk, FW Cook conducted a broad-based review of the Company’s compensation program and discussed its findings with the Committee, indicating that it believes the Company’s compensation programs do not encourage behaviors that would create material risk for the Company. FW Cook also provided written and verbal advice at Committee meetings, attended executive sessions of the Committee to respond to questions, and had individual calls and meetings with the chair of the Committee to provide advice and perspective on executive compensation issues. FW Cook was engaged by, and reports directly to, the Committee and does not perform any other services for the Company. The Committee has determined that FW Cook’s engagement does not raise any conflicts of interest.
PEER GROUP COMPARISONS
In making compensation decisions, the Committee looks at the practices of our Peer Group. The Committee annually reviews the composition of the Peer Group with FW Cook and makes refinements if necessary, based on objective criteria established by the Committee.
Since 2009, the Committee has applied a generally consistent process and set of criteria for selection of the Peer Group. Potential peer companies were identified by assessing our direct competitors and key customers, as well as general industry companies with which we compete for executive talent; companies commonly identified as direct engineering and construction peers (based on disclosures in their most recent proxy statements); companies with generally comparable pay models; and companies with revenue and number of employees ranging from 0.25x to 4.0x of the Company’s revenue and employee count, and market capitalization ranging from 0.2x to 5.0x of the Company’s market capitalization, subject to exception for direct competitors and other engineering and construction peers.

38   2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
For 2024, the Committee determined that the Peer Group and its selection criteria should remain unchanged. The companies comprising our Peer Group for purposes of establishing 2024 compensation were:
■ AECOM Technology Corporation*	■ Icahn Enterprises L.P.
■ Baker Hughes Company	■ Jacobs Engineering Group Inc.*
■ Builders FirstSource, Inc.	■ KBR, Inc.*
■ Cummins Inc.	■ PACCAR Inc.
■ Dycom Industries, Inc.*	■ Parker-Hannifin Corporation
■ EMCOR Group*	■ Quanta Services, Inc.*

*
Direct competitors and engineering and construction peers

The Committee reviews benchmarking comparisons prepared by its compensation consultant for each NEO against similar positions within the Peer Group.
ROLE OF COMPANY MANAGEMENT IN COMPENSATION DECISIONS
Before the Committee makes decisions on executive compensation, the Chairman and CEO reviews compensation for the NEOs other than himself, and makes recommendations to the Committee based on their individual and group performance. Specifically, the Chairman and CEO proposes to the Committee base salary adjustments, target annual incentive awards and long-term incentive awards for each of the other NEOs. In addition, the Committee reviews and approves the compensation of the NEOs after consideration of the recommendations made by the Chairman and CEO.
The independent members of the Board assess the Chairman and CEO’s performance each year, determine the Chairman and CEO’s annual incentive payout for the prior year and set target compensation for the following year, including any base salary adjustment, target annual incentive award and long-term incentive awards.
OTHER ASPECTS OF OUR EXECUTIVE COMPENSATION PROGRAM
2024 “SAY-ON-PAY” ADVISORY VOTE
We hold an annual say-on-pay vote to approve our NEO compensation. At our 2024 annual meeting of stockholders, the compensation of our NEOs was approved by stockholders, with approximately 92% of the votes cast for approval. The Committee evaluated the results of the 2024 advisory vote following the annual meeting. The Committee also considered many other factors in evaluating our executive compensation program, including the Committee’s assessment of the interaction of our compensation plans with our corporate business objectives, evaluations of our program by the independent compensation consultant, including with respect to “best practices,” and a review of data of our Peer Group. Taking all this information into account, the Committee did not make any changes to our 2024 executive compensation program and policies because of the 2024 say-on-pay vote, since most elements of compensation were established prior to the annual meeting. However, to better align with our peers while continuing to support growth in long-term shareholder value, the Committee increased the weighting assigned to the Relative TSR metric in the 2025 long-term Performance Awards as discussed above under “Changes to Executive Compensation for 2025.”
COMPENSATION CLAWBACK POLICY
In 2023, the Committee adopted a new clawback policy in accordance with SEC and NYSE rules. Pursuant to the policy, in the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Company will recover on a reasonably prompt basis the amount of any incentive-based compensation received by an executive officer that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements. This policy applies to all incentive-based compensation received by an executive officer during the three completed years immediately preceding the date that the Company is required to prepare the accounting restatement.
Outside of our clawback policy, we also consider other potential recourse mechanisms as part of our approach to executive compensation. In addition to potential legal remedies and disciplinary or other employment actions that may be available to the Company, NEO compensation may be subject to forfeiture, recovery, or adjustment in a variety of circumstances under our other policies and agreements. These include: (i) our ability to pursue appropriate remedies for violations of our Code of Conduct; (ii) forfeiture of compensation if an NEO’s

2025 PROXY STATEMENT   39

FLUOR CORPORATION
employment is terminated for “cause” under the terms of our agreements with NEOs, which includes, among other things, termination for dishonesty, fraud, willful misconduct, breach of fiduciary duty, conflict of interest, commission of a felony, material failure or refusal to perform job duties in accordance with Company policies, material violation of Company policy that causes harm to the Company or its subsidiaries or other wrongful conduct of a similar nature and degree; (iii) forfeiture and recovery of compensation in the event an NEO breaches applicable restrictive covenants; and (iv) potential downward adjustments by the Committee to pay opportunities or incentive plan payouts.
STOCK OWNERSHIP GUIDELINES
Executive officers are required to hold Fluor stock to align their financial interests with those of our stockholders. The Company maintains the following stock ownership guidelines for NEOs based in the U.S.:
Role	Value of Shares or Share Units to be Owned
Chairman and CEO	6 times base salary
Other NEOs	2 times base salary
NEOs may sell shares of Fluor stock if the guidelines are met after the sale. To the extent an NEO has not satisfied the guidelines, an NEO may only sell up to 50% of the net shares acquired from the exercise of stock options or the vesting of RSUs and Performance Awards. Unvested RSUs and Performance Awards for which performance goals have been achieved (and for which only time-based vesting remains) are considered as owned by the NEO in determining whether the NEO has met the ownership guidelines. Vested but unexercised stock options and Performance Awards for which performance goals have not been achieved are not considered as owned by the NEO under the ownership guidelines. As of March 1, 2025, each of the currently employed NEOs has satisfied these stock ownership guidelines.
RESTRICTIONS ON CERTAIN TRADING ACTIVITIES, INCLUDING SHORT SALES, HEDGING AND PLEDGING
Our insider trading policy prohibits all directors and employees (including executive officers) of the Company and its subsidiaries from engaging in short-term or speculative trading in Company securities. It is against the policy for directors and employees to trade in puts, calls or other publicly traded “over-the-counter” options in Company securities, or to sell Company securities short. In addition, directors and employees are prohibited from engaging in any hedging or monetization transactions involving Company securities (such as zero cost collars and forward sale contracts).
Directors and employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan or otherwise. The policy does not prohibit broker-assisted exercise or settlement of equity awards granted by the Company that may involve an extension of credit only until the sale is settled, provided that any such transaction complies with the terms of the policy. The insider trading policy also applies to securities of the Company’s controlled subsidiaries. Our insider trading policy and procedures, including procedures that Fluor follows with respect to repurchases of our common stock, are designed to promote compliance with insider trading laws, rules, regulations and applicable listing standards, and have been filed as an exhibit to the Company’s 2024 Annual Report on Form 10-K.
EQUITY AWARD GRANT PRACTICES
The Committee has followed a practice of granting annual equity awards, including annual Performance Awards, non-qualified stock options and RSUs granted to the NEOs, in February each year. During 2024, the Committee did not consider material nonpublic information when determining the timing or terms of equity awards, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Committee did not grant stock options to any NEO in 2024 during the period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, Form 10-Q or Form 8-K that discloses material nonpublic information.

40   2025 PROXY STATEMENT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT
ORGANIZATION AND COMPENSATION COMMITTEE REPORT
Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Organization and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement for the Company’s 2025 annual meeting of stockholders.
The Organization and Compensation Committee
James T. Hackett, Chair
Alan M. Bennett
H. Paulett Eberhart
Matthew K. Rose

2025 PROXY STATEMENT   41

FLUOR CORPORATION
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation earned by or granted to each of the 2024 NEOs in the relevant years. The 2024 NEOs are the individual who held the position of principal executive officer (PEO) in 2024, the individual who held the position of principal financial officer (PFO) in 2024, and the three other highest paid executive officers. In addition, Mr. Reynolds, who served as an executive officer during a portion of 2024 but not as of December 31, 2024, is considered an NEO because his total compensation in 2024 is above that of the third most highly compensated executive officer of the Company (other than the PEO and PFO) who served as an executive officer as of December 31, 2024.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
David E. Constable Chairman and Chief Executive Officer	2024	$1,350,045	—	$10,119,428	$1,500,020	$2,835,000	—	$331,199	$16,135,692
	2023	$1,350,045	—	$12,398,674	$1,477,532	$3,381,800	—	$269,239	$18,877,290
	2022	$1,350,045	—	$8,310,369	$1,440,001	$1,944,000	—	$238,932	$13,283,347
Joseph L. Brennan Executive Vice President, Chief Financial Officer	2024	$670,044	—	$1,310,565	$210,014	$895,900	—	$104,862	$3,191,385
	2023	$598,229	—	$1,415,201	$165,046	$854,800	—	$223,802	$3,257,078
	2022	$537,845	—	$1,117,451	$165,010	$522,300	—	$204,539	$2,547,145
James R. Breuer Chief Operating Officer	2024	$598,026		$1,037,401	$165,030	$723,400		$105,009	$2,628,866

Stacy L. Dillow Executive Vice President, Chief Human Resources Officer	2024	$553,746	—	$1,127,137	$165,030	$652,500	—	$85,121	$2,583,534
	2023	$531,888	—	$1,415,201	$165,046	$754,700	—	$81,468	$2,948,303

Mark E. Fields Group President, Project Execution	2024	$685,568	—	$1,341,101	$217,546	$909,400	—	$100,206	$3,253,821
	2023	$659,184	—	$1,415,201	$165,046	$1,050,500	—	$120,889	$3,410,820
	2022	$634,480	—	$1,539,698	$165,010	$580,700	—	$81,997	$3,001,885
John R. Reynolds Executive Vice President, Corporate Secretary	2024	$541,999	—	$1,127,137	$165,030	$638,600	—	$119,504	$2,592,270
	2023	$631,802	—	$1,415,201	$165,046	$895,600	—	$104,343	$3,211,992
	2022	$608,072	—	$1,539,698	$165,010	$477,200	—	$134,328	$2,924,308

(1)
The amounts in column (c) include salary earned, and any time off with pay used, during the year.

(2)
The amounts in column (e) represent the aggregate grant date fair value of the RSUs and Performance Awards granted in each year, calculated based on the closing price of the Company’s common stock on the NYSE on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”).

The amounts reported in this column for Mr. Constable in 2024 and 2023 include three tranches of Performance Awards, as well as his 2024 and 2023 RSU award, respectively, whereas the amounts reported for him in 2022 include only two tranches of Performance Awards, as well as his 2022 RSU award, because he did not receive a Performance Award in 2020. Specifically, under SEC rules, because annual EBT performance goals are established for each year of the three-year performance period of the 2024 Performance Awards, the 2024 amount includes the grant date fair value of one third of the shares related to the EBT performance measure (and the full 20% of the shares related to the Relative TSR performance measure), plus (for the CEO and those NEOs who were awarded Performance Awards in 2023), the grant date fair value of one third of the shares subject to the 2023 Performance Awards related to the EBT performance measure, plus (for the CEO and those NEOs who were awarded Performance Awards in 2022), the grant date fair value of one third of the shares subject to the 2022 Performance Awards related to the EPS and ROIC performance measures.
The grant date fair value of the 2024 Performance Award tranche reflected as compensation for 2024 is based on the closing stock price of the Company’s common stock on the NYSE on the date of grant, with the portion of the award determined by the Relative TSR performance measure based on a Monte Carlo valuation of 128.01% of face value of the target grant in 2024. The grant date fair value of the 2023 and 2022 Performance Award tranches reflected as compensation for 2024 is based on the closing stock price of the Company’s common stock on the NYSE on the date the performance goals for the 2024 tranches were established, and therefore reflects the increase in our stock price since the time the awards were first approved. For additional information, see the footnotes to the Grants of Plan-Based Awards table below.

42   2025 PROXY STATEMENT

COMPENSATION TABLES
Compensation for the remaining tranches of the 2023 and 2024 Performance Awards will be reported in future Summary Compensation Tables as compensation for the year in which the performance objectives for the applicable tranches are established.
The chart below details the components of the amounts reported in this column, which consist of the grant date fair value of the (i) RSUs awarded in 2024, (ii) first tranche of the 2024 Performance Awards, (iii) second tranche of the 2023 Performance Awards, and (iv) third tranche of the 2022 Performance Awards, in each case based on target level performance and the assumptions described above, all of which are reported in the table as 2024 compensation. With respect to each of the 2022, 2023 and 2024 Performance Award tranches, the grant date fair value, assuming the highest level of performance is achieved, is equal to two times the value reflected in the chart below.
	David E. Constable	Joseph L. Brennan	James R. Breuer	Stacy L. Dillow	Mark E. Fields	John R. Reynolds
RSUs	$3,500,056	$490,108	$385,046	$385,046	$507,545	$385,046
2024 PA	$2,613,497	$365,884	$287,518	$287,518	$378,983	$287,518
2023 PA	$1,545,798	$172,564	$172,564	$172,564	$172,564	$172,564
2022 PA	$2,460,077	$281,919	$192,813	$281,919	$281,919	$281,919
Total	$10,119,428	$1,310,565	$1,037,401	$1,127,137	$1,341,101	$1,127,137

(3)
The amounts in column (f) represent the aggregate grant date fair value of options awarded in each year. The fair value of these awards is based on a Black-Scholes option pricing model on the date of grant in accordance with ASC 718. Assumptions used in the calculation of these amounts were as follows: an expected option life of 4.5 years, a risk-free interest rate of 4.27%, an expected volatility of 49.09% and an annual dividend yield of 0% as we currently do not pay cash dividends. The expected volatility assumption is based on a 50/50 blend of historical and implied volatility.

(4)
The amounts in column (i) are detailed in a separate All Other Compensation table below.

2025 PROXY STATEMENT   43

FLUOR CORPORATION
ALL OTHER COMPENSATION
The following describes each component of the All Other Compensation column (column (i)) of the Summary Compensation Table for 2024.
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Company Contributions to Qualified and Nonqualified Defined Contribution Plans ($)(1)	Tax Gross-up ($)(2)	Perquisite Allowances ($)(3)	Other Perquisites ($)(4)	Other Payments ($)	Total All Other Compensation ($)
David E. Constable	$90,603	$66,180	$71,100	$103,316	—	$331,199
Joseph L. Brennan	$55,604	—	$32,050	$17,208	—	$104,862
James R. Breuer	$53,002	$974	$30,300	$20,733	—	$105,009
Stacy L. Dillow	$47,488	$94	$28,200	$9,339	—	$85,121
Mark E. Fields	$57,379	$1,236	$32,400	$9,191	—	$100,206
John R. Reynolds	$50,200	$2,628	$28,200	$38,476	—	$119,504

(1)
The amounts in column (b) represent contributions made by the Company to each individual’s account in the Company’s 401(k) plan and amounts credited by the Company into each individual’s account in the Company’s non-qualified deferred compensation plan. Contributions to the 401(k) plan and amounts credited to the non-qualified deferred compensation plan by the Company were made or provided on the same basis as provided to all other eligible salaried employees.

(2)
The amounts in column (c) represent the gross-up payment provided for taxes associated with business-related spousal travel.

(3)
The amounts in column (d) represent the aggregate annual perquisite allowance, which is paid in monthly installments as a substitute for the Company reimbursing or paying for perquisites such as an automobile allowance, tax and financial planning, and club membership dues. To the extent any of the annual allowance was used for a business purpose, the amount of the allowance shown here was not reduced.

(4)
The amounts in column (e) represent the cost of shipping/storage expenses for Mr. Reynolds of  $12,459, the cost of temporary housing for Mr. Breuer of  $13,634, as well as the incremental cost for business-related spousal travel, the cost of business-related physical examinations, the cost of personal use of non-primary country clubs and the cost of relocation, each of which was less than $25,000, with the exception of Mr. Constable, who had business-related spousal travel costs of  $102,003. NEOs may also use our corporate travel agency to arrange personal travel, at no incremental cost to the Company.

44   2025 PROXY STATEMENT

COMPENSATION TABLES
GRANTS OF PLAN-BASED AWARDS IN 2024
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
				Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Under- lying Options (#)(5)	Exercise or Base Price of Option Awards Per Share ($/sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award(1)	Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)
David E. Constable	RSU	2/23/2024	2/16/2024	—	—	—	—	94,545	—	—	$3,500,056(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	88,431	$37.02	$1,500,020(8)
	2022 PA	2/16/2024	2/16/2024	58,448	116,896	—	—	—	—	—	$2,460,077(9)
	2023 PA	2/16/2024	2/16/2024	36,726	73,452	—	—	—	—	—	$1,545,798(10)
	2024 PA	2/23/2024	2/16/2024	63,030	126,060	—	—	—	—	—	$2,613,497(11)
	AIP	N/A	N/A	—	—	$2,025,000	$4,050,000	—	—	—	—
Joseph L. Brennan	RSU	2/23/2024	2/16/2024	—	—	—	—	13,239	—	—	$490,108(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	12,381	$37.02	$210,014(8)
	2022 PA	2/16/2024	2/16/2024	6,698	13,396	—	—	—	—	—	$281,919(9)
	2023 PA	2/16/2024	2/16/2024	4,102	8,204	—	—	—	—	—	$172,654(10)
	2024 PA	2/23/2024	2/16/2024	8,824	17,648	—	—	—	—	—	$365,884(11)
	AIP	N/A	N/A	—	—	$644,500	$1,289,000	—	—	—	—
James R. Breuer	RSU	2/23/2024	2/16/2024	—	—	—	—	10,401	—	—	$385,046(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	9,729	$37.02	$165,030(8)
	2022 PA	2/16/2024	2/16/2024	4,566	9,132	—	—	—	—	—	$192,183(9)
	2023 PA	2/16/2024	2/16/2024	4,102	8,204	—	—	—	—	—	$172,654(10)
	2024 PA	2/23/2024	2/16/2024	6,934	13,868	—	—	—	—	—	$287,518(11)
	AIP	N/A	N/A	—	—	$558,200	$1,116,400	—	—	—	—
Stacy L. Dillow	RSU	2/23/2024	2/16/2024	—	—	—	—	10,401	—	—	$385,046(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	9,729	$37.02	$165,030(8)
	2022 PA	2/16/2024	2/16/2024	6,698	13,396	—	—	—	—	—	$281,919(9)
	2023 PA	2/16/2024	2/16/2024	4,102	8,204	—	—	—	—	—	$172,654(10)
	2024 PA	2/23/2024	2/16/2024	6,934	13,868	—	—	—	—	—	$287,518(11)
	AIP	N/A	N/A	—	—	$472,800	$945,600	—	—	—	—
Mark E. Fields	RSU	2/23/2024	2/16/2024	—	—	—	—	13,710	—	—	$507,545(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	12,825	$37.02	$217,546(8)
	2022 PA	2/16/2024	2/16/2024	6,698	13,396	—	—	—	—	—	$281,919(9)
	2023 PA	2/16/2024	2/16/2024	4,102	8,204	—	—	—	—	—	$172,654(10)
	2024 PA	2/23/2024	2/16/2024	9,140	18,280	—	—	—	—	—	$378,983(11)
	AIP	N/A	N/A	—	—	$654,200	$1,308,400	—	—	—	—
John R. Reynolds	RSU	2/23/2024	2/16/2024	—	—	—	—	10,401	—	—	$385,046(7)
	SO	2/23/2024	2/16/2024	—	—	—	—	—	9,729	$37.02	$165,030(8)
	2022 PA	2/16/2024	2/16/2024	6,698	13,396	—	—	—	—	—	$281,919(9)
	2023 PA	2/16/2024	2/16/2024	4,102	8,204	—	—	—	—	—	$172,654(10)
	2024 PA	2/23/2024	2/16/2024	6,394	13,868	—	—	—	—	—	$287,518(11)
	AIP	N/A	N/A	—	—	$459,300	$918,600	—	—	—	—

2025 PROXY STATEMENT   45

FLUOR CORPORATION
(1)
The types of awards reported in this table are as follows: RSUs, Stock Options (“SO”), the third tranche of the 2022 stock-settled Performance Awards (“PA”), the second tranche of the 2023 stock-settled PAs, the first tranche of the 2024 stock-settled PAs, and Annual Incentive (“AIP”).

(2)
Columns (e) and (f) show the target and maximum number of units for each individual under the third tranche of their 2022 PAs, the second tranche of their 2023 PAs, and the first tranche of their 2024 PAs. The Committee has established threshold levels for the 2024 performance goals for each award, but not for the overall award. All potential payouts are performance driven and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis. The third tranche of the 2023 PAs and the second tranche of the 2024 PAs will be presented in the 2025 table. The third tranche of the 2024 PAs will be presented in the 2026 table. All three tranches of the 2022 PAs, 2023 PAs and 2024 PAs, if earned, vest in full on March 6, 2025, March 6, 2026, and March 6, 2027, respectively.

(3)
Columns (g) and (h) show the target and maximum payouts for each individual of their 2024 annual incentive award. The Committee has established threshold levels for each of the performance goals, but not for the overall award. All potential payouts are performance driven and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis.

(4)
The amounts in column (i) represent the number of RSUs granted on February 23, 2024 as part of the 2024 long-term incentive awards. These RSUs vest one third per year on March 6th in each of the three years following the grant date.

(5)
The amounts in column (j) represent the number of shares subject to nonqualified stock options granted on February 23, 2024. These options vest one third per year on March 6th in each of the first three years following the grant date.

(6)
The amounts in column (k) represent the exercise price of the nonqualified stock options, which was the closing price of the Company’s common stock on the NYSE on the date of grant.

(7)
This amount represents the grant date fair value of RSUs granted as part of 2024 long-term incentive awards. For those RSUs granted on February 23, 2024, the value is computed in accordance with ASC 718, using the grant price of  $37.02 per share, which was the closing price of the Company’s common stock on the date of grant.

(8)
This amount represents the grant date fair value of nonqualified stock options granted. For those stock options granted on February 23, 2024, the value is computed in accordance with ASC 718, using a Black Scholes option pricing model value of  $16.96 per option, based on following assumptions: an expected option life of 4.5 years, a risk-free interest rate of 4.27%, an expected volatility of 49.09% and an annual dividend yield of 0% as we currently do not pay cash dividends. The expected volatility assumption is based on a 50/50 blend of historical and implied volatility.

(9)
This amount represents the grant date fair value of the target number of shares subject to the second tranche of the 2022 PAs granted to the NEOs on February 16, 2024, using the grant price of  $42.09 per unit, which was the closing price of the Company’s common stock on the NYSE on February 16, 2024.

As noted above, only one third of the 80% of shares subject to the 2022 PAs that are determined by the EPS and ROIC performance measures have a 2024 grant date fair value under applicable accounting standards and, therefore, are reported as 2024 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair value of the first tranche of the 2022 PAs was presented in the 2022 tables; and the second tranche of the 2022 PAs was presented in the 2023 tables. The full effect of the Relative TSR measure of the 2022 PAs was presented in the 2022 tables.
(10)
This amount represents the grant date fair value of the target number of shares subject to the second tranche of the 2023 PAs granted to the NEOs on February 16, 2024, using the grant price of  $42.09 per unit, which was the closing price of the Company’s common stock on the NYSE on February 16, 2024.

As noted above, only one third of the 80% of shares subject to the 2023 PAs that are determined by the EBT performance measure have a 2024 grant date fair value under applicable accounting standards and, therefore, are reported as 2024 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair value of the first tranche of the 2023 PAs was presented in the 2023 tables; and remaining tranche of the 2023 PAs awarded to the NEOs will be presented in the 2025 tables. The full effect of the Relative TSR measure of the 2023 PAs was presented in the 2023 tables.
(11)
This amount represents the grant date fair value of the target number of shares subject to the first tranche of the 2024 PAs granted on February 23, 2024, using the grant price of  $37.02 per unit, which was the closing price of the Company’s common stock on the NYSE on February 23, 2024, the date the performance goals for the 2024 tranche were established. The shares subject to the portion of the 2024 PAs determined by the EBT performance measure have a grant date fair value of  $37.02. The remaining shares subject to the portion of the 2024 PAs determined by the Relative TSR performance measure have a grant date fair value based on a Monte Carlo valuation of 128.01% of face value of the target grant in 2024.

The upward adjustment derived by a Monte Carlo valuation method simulates a range of possible future stock prices for Fluor and each company in the S&P 500 Index group over the PA’s three-year performance period using certain factual data and an assumed risk-free interest rate. The expected term was based on the 2.86-year remaining term of the 2024 PAs from the award date, the expected volatility of 45.06% was based on the daily historical stock price volatility over the 2.86 years prior to the award date to conform to the term of the awards for the Company and the S&P 500 Index Group, consistent with the methodology addressed in ASC 718, and an expected dividend rate on Fluor’s stock of 0%, as we do not currently pay cash dividends. In addition, the risk-free rate of interest

46   2025 PROXY STATEMENT

COMPENSATION TABLES
used was 4.48% for PAs awarded, which is based on Daily Treasury Yield Curve rates. Based on this methodology, the valuation of the 2024 PAs tied to Relative TSR in 2024 was 128.01% of the closing price of the Company’s stock on the date of grant for 2024 PAs. The full effect of the Relative TSR measure for the 2024 PAs will only appear in the 2024 tables.
As noted above, only one third of the 80% of shares subject to the 2024 PAs that are determined by the EBT performance measure, and the full 20% of the shares subject to the 2024 PAs determined by the Relative TSR performance measure, have a 2024 grant date fair value under applicable accounting standards and, therefore, are reported as 2024 compensation in the Summary Compensation Table and this Grants of Plan Based Awards Table. The grant date fair values of the remaining tranches of the 2024 PAs that are determined based on EBT performance that were awarded to the NEOs will be presented in the 2025 and 2026 tables, respectively.

2025 PROXY STATEMENT   47

FLUOR CORPORATION
OUTSTANDING EQUITY AWARDS AT 2024 YEAR END
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
David E. Constable	221,088	55,272	$16.55	12/23/2020	12/23/2030	500,995	$24,709,074	186,375	$9,192,029
	156,810	—	$17.96	3/3/2021	3/3/2031
	85,784	42,892	$21.90	2/25/2022	2/25/2032
	29,811	59,622	$35.76	2/24/2023	2/24/2033
	—	88,431	$37.02	2/23/2024	2/23/2034
Joseph L. Brennan	2,244	—	$59.05	2/23/2015	2/23/2025	56,165	$2,770,058	22,546	$1,111,979
	1,992	—	$46.07	2/23/2016	2/23/2026
	3,516	—	$55.35	2/23/2017	2/23/2027
	28,861	—	$19.25	10/17/2019	10/17/2029
	9,900	—	$8.81	9/30/2020	2/21/2030
	18,450	—	$17.96	3/3/2021	3/3/2031
	9,830	4,915	$21.90	2/25/2022	2/25/2032
	3,330	6,660	$35.76	2/24/2023	2/24/2033
	—	12,381	$37.02	2/23/2024	2/23/2024
James R. Breuer	2,589	—	$46.07	2/23/2016	2/23/2026	41,953	$2,069,122	20,713	$1,021,576
	3,165	—	$55.35	2/23/2017	2/23/2027
	7,548	—	$17.96	3/3/2021	3/3/2031
	6,702	3,351	$21.90	2/25/2022	2/25/2032
	3,330	6,660	$35.76	2/24/2023	2/24/2033
	—	9,729	$37.02	2/23/2024	2/23/2024
Stacy Dillow	36,297	—	$8.81	9/30/2020	2/21/2030	53,327	$2,630,088	20,713	$1,021,576
	18,450	—	$17.96	3/3/2021	3/3/2031
	9,830	4,915	$21.90	2/25/2022	2/25/2032
	3,330	6,660	$35.76	2/24/2023	2/24/2033
	—	9,729	$37.02	2/23/2024	2/23/2034
Mark E. Fields	3,888	—	$59.05	2/23/2015	2/23/2025	56,636	$2,793,288	22,853	$1,127,120
	5,178	—	$46.07	2/23/2016	2/23/2026
	5,361	—	$55.35	2/23/2017	2/23/2027
	36,297	—	$8.81	9/30/2020	2/21/2030
	18,450	—	$17.96	3/3/2021	3/3/2031
	9,830	4,915	$21.90	2/25/2022	2/25/2032
	3,330	6,660	$35.76	2/24/2023	2/24/2033
	—	12,825	$37.02	2/23/2024	2/23/2034

48   2025 PROXY STATEMENT

COMPENSATION TABLES
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
John R. Reynolds	5,832	—	$59.05	2/23/2015	2/23/2025	53,327	$2,630,088	20,713	$1,021,576
	2,589	—	$46.07	2/23/2016	2/23/2026
	7,818	—	$55.35	2/23/2017	2/23/2027
	36,297	—	$8.81	9/30/2020	2/21/2030
	18,450	—	$17.96	3/3/2021	3/3/2031
	9,830	4,915	$21.90	2/25/2022	2/25/2032
	3,330	6,660	$35.76	2/24/2023	2/24/2033
	—	9,729	$37.02	2/23/2024	2/23/2034

(1)
Options generally vest one third per year in each of the first three years following the grant date and expire ten years from the grant date. Options granted to Mr. Constable on December 23, 2020 vest over five years (vesting in 20% annual installments beginning on the first anniversary of the grant date) and were subject to a stock price appreciation condition that was achieved in 2021.

(2)
The amounts in column (g) include RSUs and the earned number of units under 2022 PAs that remain subject to vesting based on continued service. The RSUs generally vest one third per year on March 6th in each of the three years following the award date. The earned number of units under the 2022 PAs vest in full approximately three years from the award date, on March 6, 2025.

(3)
The amounts in column (h) are determined by multiplying the amounts in column (g) by the closing price ($49.32) of the Company’s common stock on December 31, 2024, the last trading day of the year.

(4)
The amounts in column (i) include (1) the first and second tranches of the 2023 PAs, reflecting above target performance for 2023 and slightly below target performance for 2024, and (2) the first tranche of the 2024 PAs, reflecting slightly below target performance for 2024. The 2023 PAs and 2024 PAs will be adjusted for actual performance at the end of the corresponding performance period (December 31, 2025, and December 31, 2026, respectively) and will vest in full the following March 6th. The amounts of the 2023 PAs and 2024 PAs in column (i) do not reflect the impact of the Relative TSR performance measure, which will be applied at the end of the corresponding performance periods.

The following table provides the number of unvested PAs awarded in 2023 and 2024, as adjusted for performance through December 31, 2024:
	Unvested PAs
Name	2023	2024	Total
David E. Constable	125,236	61,139	186,375
Joseph L. Brennan	13,987	8,559	22,546
James R. Breuer	13,987	6,726	20,713
Stacy L. Dillow	13,987	6,726	20,713
Mark E. Fields	13,987	8,866	22,853
John R. Reynolds	13,987	6,726	20,713

(5)
The amounts in column (j) are determined by multiplying the amounts in column (i) by $49.32, the closing price of the Company’s common stock on December 31, 2024, the last trading day of the year.

2025 PROXY STATEMENT   49

FLUOR CORPORATION
OPTION EXERCISES AND STOCK VESTED IN 2024
(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David E. Constable	—	—	481,382	$18,066,162
Joseph L. Brennan	—	—	52,731	$1,934,173
James R. Breuer	—	—	25,292	$927,711
Stacy L. Dillow	—	—	52,731	$1,934,173
Mark E. Fields	—	—	52,731	$1,934,173
John R. Reynolds	—	—	52,731	$1,934,173
A portion of the shares reported under column (d) are withheld or sold on behalf of the individual upon vesting to satisfy tax withholding obligations.

50   2025 PROXY STATEMENT

COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION
All U.S. executives, including the NEOs, are eligible to defer compensation into the Executive Deferred Compensation Program (“EDCP”), which has a number of components. Executives may defer up to 100% of base salary, annual incentive awards and Performance Award payments that are paid in cash. The EDCP also allows executives to contribute between 1% and 20% of base salary to the Excess 401(k) portion of the plan, which allows contributions in excess of the Internal Revenue Code (“IRC”) contribution limits for qualified retirement plans (which was $23,000 or $30,500, depending on the participant’s age, in 2024).
In addition, the Company contributes to the Excess 401(k) portion of the plan any amounts that would have been contributed by the Company to the Company’s 401(k) plan as matching retirement contributions that are in excess of the IRC compensation limit on contributions ($345,000 in 2024) or were lessened by an IRC limit on participant elective deferrals. Annual enrollment for the EDCP is in November, and elections are made with respect to compensation to be earned in the following year.
Amounts deferred are adjusted upward or downward based upon the performance of deemed investment choices available to the executives in the EDCP. The Company does not guarantee any rates of return. Executives may change their deemed investment selections on a daily basis.
For amounts deferred after 2004, distribution elections are made in conjunction with the plan year deferral elections. Distributions can be elected as a lump sum payment or in up to ten annual installments. Distribution payments are made in the month following retirement or termination, with the exception of officers of the Company, for whom no distributions will be made prior to six months after retirement or termination. In addition, executives can elect to receive a scheduled in-service distribution as a lump sum or in up to ten annual installments, with the payments commencing no sooner than one year following the end of the plan year of the deferral.
Distributions related to amounts deferred prior to January 1, 2005, are made at the time of retirement or termination and can be elected as a lump sum payment or in up to twenty annual installments. Distributions commence the January following retirement or termination.
The table below shows executive and Company contributions made to the EDCP for NEOs who participated in the EDCP in 2024, as well as the aggregate earnings and aggregate balance for amounts deferred under the EDCP.
(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2024 ($)(1)	Company Contributions in 2024 ($)(2)	Aggregate Earnings (Loss) in 2024 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($)(4)
David E. Constable	$57,117	$50,252	$7,596	—	$225,290
Joseph L. Brennan Jr.	$16,961	$16,961	$113,744	—	$1,423,571
James R. Breuer	$261,222	$12,268	$94,237	—	$995,070
Stacy L. Dillow	$11,766	$10,696	$9,943	—	$120,283
Mark E. Fields	$19,864	$17,216	$619,220	—	$5,041,901
John R. Reynolds	$55,330	$10,349	$195,365	—	$1,547,456

(1)
The amounts in column (b) represent contributions by each individual in 2024 to the Excess 401(k) portion of the EDCP. All amounts in column (b) are included in the Summary Compensation Table in the Salary column (column (c)) for 2024.

(2)
The amounts in column (c) represent contributions by the Company in 2024 into the Excess 401(k) portion of the plan for the portion of base salary that was in excess of the IRC compensation limit on contributions. All amounts in column (c) are reported in the All Other Compensation column (column (i)) of the Summary Compensation Table and in the Company Contributions to Qualified and Nonqualified Defined Contribution Plans column (column (b)) of the All Other Compensation table.

(3)
None of the deemed investment earnings on vested or unvested deferred compensation, represented in column (d), are reflected in the Summary Compensation Table because the Company does not provide above market or preferential returns on nonqualified deferred compensation.

(4)
The amounts in column (f) represent the EDCP balance as of December 31, 2024, and include amounts deferred and aggregate earnings from previous years. These amounts include contributions reported in the summary compensation tables from 2022 and 2023 as follows: $108,120 for Mr. Constable, $21,359 for Ms. Dillow, $69,692 for Mr. Fields, and $93,604 for Mr. Reynolds.

2025 PROXY STATEMENT   51

FLUOR CORPORATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The tables below reflect the amount of compensation that would have become payable to each of the NEOs under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2024, given their compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on December 31, 2024. These benefits are in addition to amounts previously earned and to which NEOs are entitled, regardless of the occurrence of any termination of employment, including then-exercisable stock options and vested amounts contributed or credited under the EDCP, as well as benefits generally available to all salaried employees, such as amounts accrued and vested through the Company’s retirement plans and payout of any accrued time off with pay (collectively, the “Pre-Termination Benefits”). The NEOs are entitled to receive the Pre-Termination Benefits regardless of the manner by which their employment is terminated. As described under the scenarios set forth below, additional amounts may be received upon certain terminations, except upon a termination for cause in which case no additional amounts would be received.
The actual amounts that would be paid upon an NEO’s termination of employment can only be determined at the time of such termination and may be higher or lower than as reported below due to, among other things, the time during the year of any such termination, the Company’s stock price and the executive’s age. In addition, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or to alter the terms of benefits described below, as the Committee determines appropriate.
PAYMENTS MADE UPON VOLUNTARY TERMINATION/RETIREMENT
As of December 31, 2024, Messrs. Constable, Brennan, Breuer, Fields, and Reynolds were eligible for retirement based on the Company’s age and years of service requirements. For these NEOs, it was assumed that in the case of voluntary termination, they would elect retirement from the Company. Ms. Dillow was not eligible for retirement and would not be entitled to compensation upon voluntary termination, other than her Pre-Termination Benefits.
In the event of the voluntary termination of an NEO who is eligible for retirement, in addition to the Pre-Termination Benefits, upon the NEO signing a non-competition agreement and assuming the NEO has held the applicable award for at least one year from its award date, unvested RSUs, options, and PAs will continue to vest as previously scheduled.
Amounts reported in the tables below assume that the above requirements have been met.
PAYMENTS MADE UPON NOT FOR CAUSE TERMINATION
Pursuant to Fluor’s Executive Severance Policy, in the event of the termination without cause of an NEO, in addition to the Pre-Termination Benefits and, for retirement eligible NEOs, the items identified above under “Payments Made Upon Voluntary Termination/Retirement,” the NEO will receive a cash severance benefit calculated as two weeks of base pay per year of service, with a minimum severance benefit of eight weeks and a maximum severance benefit of fifty-two weeks. In addition, upon Committee approval, the NEO may receive any annual incentive award earned during the year. Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion to do otherwise.
PAYMENTS MADE UPON A TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL
Pursuant to Fluor’s Change in Control Agreements with our NEOs, in the event of a qualifying termination of an NEO within two years following a change in control, in addition to the Pre-Termination Benefits:
■
NEOs will receive a lump sum cash payment equal to 3 times (in the case of the Chairman and CEO) or 2 times (in the case of the other NEOs) the sum of  (i) the NEO’s highest annual base salary during the three years immediately preceding termination, plus (ii) target annual incentive for the year, determined immediately prior to (x) the date of the change in control or (y) the date of the NEO’s termination, whichever determination date yields the higher amount;

■
the NEOs will receive the annual incentive earned during the year in which the termination occurs, prorated through the last full month worked by the NEO during the year of termination;

■
any equity-based compensation awards, other than performance-based equity awards, will become fully vested and exercisable or settled; and

■
any remaining unvested performance-based equity awards will immediately vest based on actual results for any performance periods ending prior to the change in control and at target performance levels for any performance periods ending after the change in control.

52   2025 PROXY STATEMENT

COMPENSATION TABLES
A qualifying termination, generally, is a termination of the NEO without cause or a resignation by the NEO for good reason. “Cause” includes the NEO’s (i) fraud, (ii) conviction of a felony, (iii) material failure or refusal to perform his job duties in accordance with Company policies or (iv) a material violation of Company policy that causes substantial harm to the Company or its subsidiaries. “Good reason” includes a material diminution of the NEO’s aggregate compensation or his authority, duties or responsibilities, or a material diminution in the authority, duties or responsibilities of the NEO’s supervisor, but may also be triggered by a material breach of any agreement (including the change in control agreement) under which he provides services to the Company.
No gross-up for excise taxes, if any, is payable under the change in control agreements. The Company will, however, automatically reduce any payments under the agreement to the extent necessary to prevent payments being subject to the excise tax, but only if by reason of the reduction, the after-tax benefit of the reduced payments to the NEO exceeds the after-tax benefit if such reduction were not made.
PAYMENTS MADE UPON DEATH OR TERMINATION IN CONNECTION WITH DISABILITY
In the event of death of an NEO or termination of employment of an NEO as a result of total and permanent disability, in addition to the Pre-Termination Benefits, the NEOs would be entitled to:
■
the annual incentive earned during the year in which the termination occurs, prorated through the last full month worked by the NEO during the year of termination, and paid upon approval of the Committee;

■
any equity-based compensation awards, other than performance-based equity awards, held for one year or longer will become fully vested and exercisable or settled; and

■
any remaining unvested performance-based equity awards would vest as previously scheduled and be paid at actual performance if held more than one year.

Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.
The following tables show the potential payments that would be due to each NEO, in addition to the Pre-Termination Benefits, upon a voluntary termination; a termination without cause; a termination in connection with a change in control; and death or termination in connection with a disability, in each case, occurring on December 31, 2024.
David E. Constable Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$1,350,000(2)	$10,125,000(3)	—(1)
Annual Incentive Award	—(4)	$2,025,000(5)	$2,025,000(6)	$2,025,000(7)
Long-Term Incentive Awards
Stock Options	$1,984,573(8)	$1,984,573(8)	$4,883,539(9)	$3,795,837(10)
Restricted Stock Units	$5,692,218(8)	$5,692,218(8)	$11,845,234(9)	$7,182,274(10)
Performance Award (PA)	$19,656,387(8)	$19,656,387(8)	$27,748,073(9)	$19,656,387(10)
Total Value of Payments	$27,333,178	$30,708,178	$56,626,846	$32,659,498

2025 PROXY STATEMENT   53

FLUOR CORPORATION
Joseph L. Brennan Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$678,400(2)	$2,645,800(3)	—(1)
Annual Incentive Award	—(4)	$644,500(5)	$644,500(6)	$644,500(7)
Long-Term Incentive Awards
Stock Options	$225,079(8)	$225,079(8)	$377,366(9)	$225,079(10)
Restricted Stock Units	$643,034(8)	$643,034(8)	$1,295,982(9)	$643,034(10)
Performance Award (PA)	$2,232,667(8)	$2,232,667(8)	$3,319,335(9)	$2,232,667(10)
Total Value of Payments	$3,100,780	$4,423,680	$8,282,983	$3,745,280
James R. Breuer Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$700,000(2)	$2,516,400(3)	—(1)
Annual Incentive Award	—(4)	$558,200(5)	$558,200(6)	$558,200(7)
Long-Term Incentive Awards
Stock Options	$182,194(8)	$182,194(8)	$301,861(9)	$182,194(10)
Restricted Stock Units	$551,102(8)	$551,102(8)	$1,064,079(9)	$551,102(10)
Performance Award (PA)	$1,763,634(8)	$1,763,634(8)	$2,656,523(9)	$1,763,634(10)
Total Value of Payments	$2,496,930	$3,755,130	$7,097,063	$3,055,130
Stacy Dillow Not eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$556,200(2)	$2,058,000(3)	—(1)
Annual Incentive Award	—(4)	$472,800(5)	$472,800(6)	$472,800(7)
Long-Term Incentive Awards
Stock Options	—(8)	—(8)	$344,746(9)	$225,079(10)
Restricted Stock Units	—(8)	—(8)	$1,156,012(9)	$643,034(10)
Performance Award (PA)	— (8)	—(8)	$3,125,556(9)	$2,232,667(10)
Total Value of Payments	—	$1,029,000	$7,157,114	$3,573,580

54   2025 PROXY STATEMENT

COMPENSATION TABLES
Mark E. Fields Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$688,600(2)	$2,685,600(3)	—(1)
Annual Incentive Award	—(4)	$654,200(5)	$654,200(6)	$654,200(7)
Long-Term Incentive Awards
Stock Options	$225,079(8)	$225,079(8)	$382,827(9)	$225,079(10)
Restricted Stock Units	$643,034(8)	$643,034(8)	$1,319,212(9)	$643,034(10)
Performance Award (PA)	$2,232,667(8)	$2,232,667(8)	$3,351,738(9)	$2,232,667(10)
Total Value of Payments	$3,100,780	$4,443,580	$8,393,577	$3,754,980
John R. Reynolds Eligible for retirement	Voluntary Termination of Employment/ Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability
Cash Severance Benefit	—(1)	$375,000(2)	$1,668,600(3)	—(1)
Annual Incentive Award	—(4)	$459,300(5)	$459,300(6)	$459,300(7)
Long-Term Incentive Awards
Stock Options	$225,079(8)	$225,079(8)	$344,746(9)	$225,079(10)
Restricted Stock Units	$643,034(8)	$643,034(8)	$1,156,012(9)	$643,034(10)
Performance Award (PA)	$2,232,667(8)	$2,232,667(8)	$3,125,556(9)	$2,232,667(10)
Total Value of Payments	$3,100,780	$3,935,080	$6,754,214	$3,560,080

(1)
A severance benefit would not have been paid in the event of voluntary termination/retirement, death or disability.

(2)
The NEO would have received a cash severance benefit of two weeks of base salary per year of service upon a termination without cause. The minimum severance benefit is eight weeks, and the maximum is 52 weeks of pay. The severance benefit is paid in a lump sum upon termination.

(3)
The NEO would have received a lump sum cash payment equal to (x) the sum of  (i) the NEO’s highest annual base salary during the three years immediately preceding termination plus (ii) target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, (y) multiplied by 3.0 in the case of the Chairman and CEO and 2.0 for other NEOs.

(4)
The NEO would have forfeited any portion of the award earned in the year upon voluntary termination or retirement.

(5)
Upon Committee approval, the NEO may receive any annual incentive award earned during the year, prorated for whole months worked. This amount represents the 2024 annual incentive target and assumes approval. Amounts for Messrs. Breuer and Reynolds represent a prorated amount due to change in role during the year.

(6)
The NEO would receive an annual incentive payment earned for the current year, prorated for whole months worked. This amount represents the 2024 annual incentive target. Amounts for Messrs. Breuer and Reynolds represent a prorated amount due to change in role during the year.

(7)
Upon approval, the NEO may receive any annual incentive award earned during the year. This amount represents the 2024 annual incentive target and assumes approval. Amounts for Messrs. Breuer and Reynolds represent a prorated amount due to change in role during the year.

(8)
For Messrs. Constable, Brennan, Fields, and Reynolds who are retirement eligible, this amount represents the value of unvested options, RSUs, 2022 PAs (based on actual performance) and 2023 PAs (at target) that they would have received if their voluntary retirement had occurred on December 31, 2024, with the reported value being based on the closing price of the Company’s common stock on December 31, 2024 ($49.32), the last trading day of the year. The value of the long-term incentives awarded in 2024 is not included in this amount because the awards would have been forfeited if Messrs. Constable, Brennan, Breuer, Fields, and Reynolds had retired on or before the first anniversary of the award date.

2025 PROXY STATEMENT   55

FLUOR CORPORATION
The value of such 2024 awards (at target for 2024 PAs) as of December 31, 2024, is shown below:
Name	Stock Options	RSUs	Performance Award Units
David E. Constable	$1,087,701	$4,662,959	$6,661,307
Joseph L. Brennan	$152,286	$652,947	$932,592
James R. Breuer	$119,667	$512,977	$732,846
Mark E. Fields	$157,748	$676,177	$966,031
John R. Reynolds	$119,667	$512,977	$732,846
In the case of Ms. Dillow, pursuant to the terms of the applicable plan(s), she would have forfeited any unvested options, RSUs and PAs because she is not retirement eligible.
(9)
This amount represents the value of unvested options, RSUs, and PAs that would have become vested assuming a change in control and a qualifying termination on December 31, 2024, based on the closing price of the Company’s common stock on December 31, 2024 ($49.32), the last trading day of the year. Remaining unvested 2022 PAs are reflected at actual performance. Remaining unvested 2023 PAs are reflected at actual performance levels for the 2023 and 2024 performance period and at target for the 2025 performance period. Remaining unvested 2024 PAs are reflected at actual performance levels for the 2024 performance period and at target for the 2025 and 2026 performance periods.

(10)
This amount represents the value of unvested options, RSUs, 2022 PAs (based on actual performance) and 2023 PAs (at target) as of December 31, 2024, which would have become vested assuming death or termination due to total and permanent disability on such date, based on the closing price of the Company’s common stock on December 31, 2024 ($49.32), the last trading day of the year. The values of the long-term incentives awarded in 2024 are not included in this amount because the awards would have been forfeited upon the occurrence of the specified events on or before the first anniversary of the award date. The value of such 2024 awards (at target for 2024 PAs) as of December 31, 2024, are the same as shown in the table in footnote 8 above.

56   2025 PROXY STATEMENT

CEO PAY RATIO
CEO PAY RATIO
The 2024 annual total compensation of the median compensated employee who was employed as of October 1, 2024 (other than the Chairman and CEO) was $89,547. The 2024 annual total compensation of Mr. Constable, our Chairman and CEO, was $16,135,692. The ratio of the 2024 annual total compensation of our Chairman and CEO to the 2024 annual total compensation of our median-compensated employee was 180 to 1.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, as well as the methodology described below.
Due to a decrease in Fluor’s employee population in 2024, we performed a re-assessment of our median compensated employee. In 2024, to identify the median compensated employee, we used the annual salary from our human resources information systems as our consistently applied compensation measure. We identified a group of employees with the approximate median annual salary (“Median Group”) as indicated in our records. We then excluded employees with characteristics that could distort the pay ratio calculation and selected our median employee from the individuals remaining in the Median Group. As permitted by SEC rules, we excluded 7 employees in Mexico, 523 in Trinidad and Tobago, 89 in Indonesia, 2 in Botswana, 188 in the United Arab Emirates, 180 in Kazakhstan, 332 in Saudi Arabia, 23 in Kuwait, 99 in Peru, 23 in Argentina, and 6 in Russia, who in the aggregate, represented less than 5% of our total population of approximately 29,703 on October 1, 2024. As a result of these exclusions, the employee population used to identify our median employee was comprised of approximately 28,231 individuals.
In calculating the pay ratio, we combined all of the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) or Regulation S-K.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

2025 PROXY STATEMENT   57

FLUOR CORPORATION
PAY VERSUS PERFORMANCE
The following information shows the relationship between “compensation actually paid” (as calculated pursuant to SEC rules) to our executive officers and certain performance metrics. For further information concerning how we align compensation delivery with performance, refer to the “Compensation Discussion and Analysis.”
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Year	Summary Compensation Table Total for First CEO(1)	Summary Compensation Table Total for Second CEO(1)	Compensation Actually Paid to First CEO(2)	Compensation Actually Paid to Second CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)(7)	EBITDA (in millions)(8)
							Company TSR(5)	Peer Group TSR(6)
2024	N/A	$16,135,692	N/A	$25,327,790	$2,849,975	$3,682,414	$264	$355	$2,084	$550
2023	N/A	$18,877,290	N/A	$29,720,741	$3,207,048	$4,483,947	$210	$252	$79	$624
2022	N/A	$13,283,347	N/A	$21,858,282	$3,370,535	$4,628,548	$186	$209	$73	$347
2021	N/A	$10,859,187	N/A	$16,004,797	$3,616,290	$5,014,009	$133	$181	$(401)	$359
2020	$11,236,632	N/A	$12,552,838	N/A	$2,998,369	$3,127,310	$85	$121	$(367)	$321

(1)
The amounts in columns (b) and (c) are the total compensation reported for Carlos Hernandez (our CEO for all of 2020, referred to herein as our “First CEO”) for 2020 and Mr. Constable (our CEO in 2024, 2023, 2022 and 2021, referred to herein as our “Second CEO”) for 2024, 2023, 2022 and 2021 in the “Total” column of the Summary Compensation Table.

(2)
The amounts in columns (d) and (e) represent the “compensation actually paid” to our CEO in each year, computed pursuant to SEC rules. The amounts do not reflect the actual amount of compensation earned or received by our CEO during the applicable year. The following adjustments were made to total compensation for each year to determine the compensation actually paid:

	Reported Summary Compensation Table Total for CEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to CEO
2024	$16,135,692	$(11,619,448)	$20,811,546	$—	$—	$25,327,790
2023	$18,877,290	$(13,876,206)	$24,719,657	$—	$—	$29,720,741
2022	$13,283,347	$(9,750,370)	$18,325,305	$—	$—	$21,858,282
2021	$10,859,187	$(6,452,891)	$11,598,501	$—	$—	$16,004,797
2020	$11,236,632	$(4,638,852)	$5,955,058	$—	$—	$12,552,838

(a)
The amounts in this column represent the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
Equity award adjustments for each applicable are as follows:

	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change from End of Prior Year to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards Forfeited in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$15,003,854	$6,376,956	$—	$(569,264)	$—	$—	$20,811,546
2023	$21,428,426	$2,686,054	$—	$605,177	$—	$—	$24,719,657
2022	$12,366,554	$5,296,626	$—	$662,125	$—	$—	$18,325,305
2021	$8,582,890	$2,427,575	$—	$588,036	$—	$—	$11,598,501
2020	$6,473,374	$(9,191)	$—	$(541,512)	$—	$32,387	$5,955,058

(c)
The amounts in this column are the amounts reported in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for the applicable year.

58   2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE
(d)
There were no pension benefit adjustments in the applicable years.

(3)
The amounts in column (f) represent the average of the amounts reported for our NEOs (other than our CEOs) as a group (the “Non-CEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The Non-CEO NEOs included for calculating the average amounts in each year are: (i) for 2024, Joseph R. Breuer, Joseph L. Brennan, Stacy L. Dillow, Mark E. Fields and John R. Reynolds; (ii) for 2023, Joseph L. Brennan, Stacy L. Dillow, Mark E. Fields and John R. Reynolds; (iii) for 2022, Alan L. Boeckmann, Joseph L. Brennan, Thomas P. D’Agostino, Mark E. Fields and John R. Reynolds; (iv) for 2021, Alan L. Boeckmann, Joseph L. Brennan, Thomas P. D’Agostino, Mark E. Fields and Garry W. Flowers; and (v) for 2020, Alan L. Boeckmann, Joseph L. Brennan, David E. Constable, Garry W. Flowers, Rick Koumouris and D. Michael Steuert.

(4)
The amounts in column (g) represent the average amount of  “compensation actually paid” to the Non-CEO NEOs as a group, as computed in accordance with SEC rules. The following adjustments were made to average total compensation for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

	Average Reported Summary Compensation Table Total for Non-CEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-CEO NEOs
2024	$2,849,975	$(1,373,198)	$2,205,637	$—	$—	$3,682,414
2023	$3,207,048	$(1,580,247)	$2,857,146	$—	$—	$4,483,947
2022	$3,370,535	$(1,923,403)	$3,181,415	$—	$—	$4,628,548
2021	$3,616,290	$(1,883,783)	$3,281,502	$—	$—	$5,014,009
2020	$2,998,369	$(1,735,481)	$1,964,454	$(114,500)	$14,467	$3,127,310

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

	Average Year End Fair Value of Equity Awards Granted During the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change from End of Prior Year to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards Forfeited in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$1,784,819	$573,965	$—	$(153,147)	$—	$—	$2,205,637
2023	$2,450,043	$258,057	$—	$149,046	$—	$—	$2,857,146
2022	$1,603,743	$1,484,252	$—	$86,442	$—	$6,978	$3,181,415
2021	$2,313,069	$989,321	$—	$140,923	$(169,087)	$7,276	$3,281,502
2020	$2,057,954	$(36,950)	$41,050	$(106,541)	$—	$8,941	$1,964,454

(b)
The average pension benefit adjustment for 2020 reflects the average actuarially determined service cost for services rendered by the non-CEO NEOs during the year (the “service cost”). There were no prior service costs attributable to any of the non-CEO NEOs for any year reported.

(5)
Cumulative TSR is calculated based on the value of an initial fixed investment of  $100 on December 31, 2019, assuming reinvestment of dividends.

(6)
The peer group used for calculating peer group TSR is the Dow Jones Heavy Construction Industry Group Index.

(7)
The amounts in column (h) represent net earnings (loss) reflected in our audited financial statements for the applicable year.

(8)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA in our incentive plans excludes certain items discussed above in the “Compensation Discussion and Analysis” under “— Performance Measures for 2024.”

While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure that we used to link NEO compensation actually paid to our performance for the most recently completed fiscal year.

2025 PROXY STATEMENT   59

FLUOR CORPORATION
Financial Performance Measures
As described in greater detail in the “Compensation Discussion and Analysis,” our executive compensation program is designed to link pay with performance by establishing rigorous goals for our performance-based incentives. As required by SEC rules, the table below presents a list of performance measures, which in our assessment represent the most important performance measures we used in 2024 to link executive compensation actually paid to our NEOs to our performance. These performance measures are defined in the “Compensation Discussion and Analysis” under “— Performance Measures for 2024,” under “2024 Performance Awards,” and under “Achievement for 2022-2024 Performance Awards”:
Most Important Financial Performance Measures
EBITDA
Cash Flow from Segments
EBT
EPS
ROIC
Relative TSR
Analysis of the Information Presented in the Pay versus Performance Table
We use several performance measures to align executive compensation with performance, some of which are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with the metrics reported in the Pay versus Performance table. The following graphs present the relationships between compensation actually paid and peer group TSR with the performance metrics presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid and Net Income

60   2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE
Compensation Actually Paid and EBITDA
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, our cumulative TSR over the three-year period presented in the table was 164%, while the cumulative TSR of the peer group presented for this purpose, the Dow Jones Heavy Construction Industry Group Index, was 152% over the three years presented in the table. In addition, the graph below shows the cumulative TSR for the S&P 500 Index, the index we use to calculate the Relative TSR measure in our incentive plans, which was 97% over the same period. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to the “Compensation Discussion and Analysis.”

2025 PROXY STATEMENT   61

FLUOR CORPORATION
DIRECTOR COMPENSATION
Our compensation philosophy for non-management directors is consistent with the philosophy established for the Company’s NEOs. The compensation program is designed to attract and retain directors with the necessary experience to represent the Company’s stockholders and to advise the Company’s executive management. The Company believes that director compensation should be reasonable in light of what is customary for companies of similar size, scope and complexity. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. The compensation program is also designed to align the directors’ interests with the interests of stockholders over the long term. On an annual basis, the Committee considers market data for our Peer Group and input from the Committee’s independent compensation consultant regarding market practices for director compensation. The Company uses a combination of cash and stock-based awards to compensate non-management directors and reviews compensation data from the companies included in the Peer Group as well as companies from similar industry segments and our general industry. Directors who are employees of the Company receive no compensation for their service as directors.
CASH COMPENSATION
For 2024, non-management directors received an annual cash retainer of  $130,000. The chair of the Audit Committee received an additional annual cash retainer of  $20,000; the chairs of the Organization and Compensation, Governance and Commercial Strategies and Operational Risk Committees each received an additional annual cash retainer in the amount of  $15,000; and the Lead Independent Director received an additional annual cash retainer of  $35,000. All cash retainers are paid quarterly.
STOCK-BASED COMPENSATION
Non-management directors receive an annual award of RSUs with a total market value (based on the fair value of the Company’s common stock on the date of grant) of  $170,000 as of the date of the annual meeting of stockholders. The 2024 RSU awards vested immediately upon grant. Non-management directors are required to own shares or share units in an amount equivalent to five times the annual cash retainer for Board service within five years of joining the Board.
DEFERRED COMPENSATION PROGRAM
Directors have the option of deferring receipt of directors’ fees and RSUs. Fees may be deferred until retirement, other termination of status as a director or, if elected by the director, a date at least two years after the end of the year in which they make a distribution election, pursuant to the 409A Director Deferred Compensation Program. Directors may elect to have deferred fees valued as if invested either wholly or partially in Company stock or one or more of 25 investment funds. Fee deferrals made into the Fluor Stock Valuation Fund prior to January 1, 2013, and maintained continuously for five years earn a 25% premium on the deferred amount deemed invested in Company stock via the Fluor Stock Valuation Fund. The 25% premium was discontinued for any deferrals made following January 1, 2013. All amounts from deferred fees in the deferral accounts are paid in cash based on the directors’ distribution elections.
Receipt of RSUs may be deferred until retirement or other termination of status as a director and are invested in Company stock. RSU deferrals are paid in Fluor shares based on the directors’ distribution elections.
The Company does not guarantee the rate of return on any deferrals of compensation, whether in fees or in RSUs, made by non-management directors.

62   2025 PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The table below summarizes the total compensation earned by each of the non-management directors serving in 2024.
(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)(4)
Alan M. Bennett	$185,000	$170,005	$7,640	$362,645
Rosemary T. Berkery	$145,000	$170,005	$27,640	$342,645
H. Paulett Eberhart	$130,000	$170,005	$1,436	$301,441
Lisa Glatch	$130,000	$226,701	$140	$356,841
James T. Hackett	$145,000	$170,005	$140	$315,145
Thomas C. Leppert	$130,000	$170,005	$140	$300,145
Teri P. McClure	$130,000	$170,005	$140	$300,145
Armando J. Olivera	$145,000	$170,005	$15,140	$330,145
Matthew K. Rose	$130,000	$170,005	$140	$300,145

(1)
The amounts in column (b) represent fees paid for board retainers, committee chair retainers and the Lead Independent Director retainer.

(2)
The amounts in column (c) represent the fair value of the RSUs awarded in 2024 on the date of grant in accordance with ASC 718, calculated using the closing price of the Company’s common stock ($40.41) on the date of grant. In addition, Ms. Glatch received a prorated grant upon her appointment in February 2024 with the fair value of the RSUs awarded calculated using the closing price of the Company’s common stock ($38.49) on the date of grant.

(3)
The amounts in column (d) include charitable gift matching and/or Company-paid premiums on director’s life insurance. Such amounts are detailed in the separate Director All Other Compensation table below.

(4)
None of the non-employee directors held any unvested stock or option awards as of December 31, 2024.

2025 PROXY STATEMENT   63

FLUOR CORPORATION
DIRECTOR ALL OTHER COMPENSATION
The following table and related footnotes describe each component of the All Other Compensation column (column (d)) of the Director Summary Compensation Table for 2024.
(a)	(b)	(c)	(d)	(e)	(f)
Name	Charitable Gift Match ($)(1)	Life Insurance Premiums ($)(2)	Spousal Travel ($)(3)	Other Payments ($)	Total ($)
Alan M. Bennett	$7,500	$140	—	—	$7,640
Rosemary T. Berkery	$27,500	$140	—	—	$27,640
H. Paulett Eberhart	$1,295	$140	—	—	$1,436
Lisa Glatch	—	$140	—	—	$140
James T. Hackett	—	$140	—	—	$140
Thomas C. Leppert	—	$140	—	—	$140
Teri P. McClure	—	$140	—	—	$140
Armando J. Olivera	$15,000	$140	—	—	$15,140
Matthew K. Rose	—	$140	—	—	$140

(1)
The amounts in column (b) represent Company matched charitable contributions (to a maximum of  $15,000 per donor, per year) made to eligible institutions. For Ms. Berkery, this amount includes $15,000 for a matching contribution that was made in 2023 but was not paid until 2024.

(2)
The amounts in column (c) represent Company-paid premiums for each director for non-contributory life insurance benefits.

(3)
The amounts in column (d) represent the incremental cost of business-related spousal travel and any corresponding tax gross-up for the business-related spousal travel.

64   2025 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Consistent with our commitment to good corporate governance, the Board is asking stockholders to ratify the Audit Committee’s appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit the financial statements of the Company for the year ending on December 31, 2025. In the event the stockholders fail to ratify the appointment of EY, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
A representative of EY is expected to be present at the virtual meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.
AUDIT AND OTHER FEES
The following table presents aggregate fees for professional services rendered by EY for 2024 and 2023.
	Year (in millions)
	2024	2023
Audit Fees(1)	$11.2	$11.8
Audit-Related Fees(2)	0.2	0.3
Tax Fees(3)	0.1	0.1
All Other Fees	—	—
Total Fees Paid	$11.5	$12.2

(1)
Consists of fees relating to the annual audit, quarterly reviews, statutory audits, our adoption of new accounting standards and comfort letters.

(2)
Consists of fees relating to benefit plan audits and accounting and reporting consultations.

(3)
Consists of fees for tax compliance services (including preparation and filing of expatriate tax returns) and tax consulting services (including support for tax restructuring).

AUDIT FIRM SELECTION AND INDEPENDENCE
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In addition, in order to promote continuing auditor independence, the Audit Committee considers the independence of the firm at least annually, including with respect to any tax services provided by them. In conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner every five years, the Audit Committee and its chair are also directly involved in the selection of EY’s new lead engagement partner. When evaluating our independent registered public accounting firm, the Audit Committee considers the firm’s past performance, including the quality and efficiency of the services provided, the firm’s qualifications and resources, and the firm’s knowledge of our operations and industry. Based on their most recent evaluation of EY, including the factors described above, the Audit Committee believes that the continued retention of EY to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.
AUDIT COMMITTEE’S PRE-APPROVAL POLICY
The Audit Committee of our Board has policies and procedures that govern the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and prohibit certain services from being provided by our independent registered public accounting firm. The independent registered public accounting firm may not render any audit or non-audit service unless the service is approved in advance by the Audit Committee pursuant to its pre-approval policies and procedures. For any pre-approval, the Audit Committee confirms that such services are consistent with the rules of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) on auditor independence.
2025 PROXY STATEMENT   65

FLUOR CORPORATION
On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by our independent registered public accounting firm during the year. Management provides the Audit Committee with a quarterly report listing services performed by, and fees paid to, the independent registered public accounting firm during the current year. The Audit Committee has delegated authority to the chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $500,000. The chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting, and the Audit Committee is then asked to ratify the pre-approved service. For 2024, all services provided by EY were pre-approved.
BOARD RECOMMENDATION ✓
THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY OUR AUDIT COMMITTEE OF EY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

66   2025 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in fulfilling its oversight responsibility for the:
■
Company’s accounting, reporting and financial practices, including the integrity of its financial statements;

■
Company’s compliance with legal and regulatory requirements;

■
independent registered public accounting firm’s qualifications and independence; and

■
performance of the Company’s internal audit function and independent registered public accounting firm.

In carrying out these responsibilities, the Audit Committee, among other things, supervises the relationship between the Company and its independent registered public accounting firm, including making decisions with respect to its appointment or removal, pre-approving the audit engagement and related fees and non-audit services and related fees and evaluating its independence. The Audit Committee oversees the mandatory rotation of the independent registered public accounting firm’s lead engagement partner every five years, and the Audit Committee and its chair are also directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner. Ernst & Young LLP (EY), the Company’s independent registered public accounting firm since 1973, last appointed a new lead engagement partner in 2022. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company’s systems of internal and disclosure controls and oversees the internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside advisors for such purpose.
Each member of the Audit Committee is independent within the meaning set forth in SEC regulations, NYSE standards and our Corporate Governance Guidelines, and the Board has further determined that Mr. Bennett and Mr. Rose are “audit committee financial experts” as such term is defined in SEC regulations. The Audit Committee acts pursuant to a charter, a copy of which can be found on our website at www.fluor.com.
Management is responsible for preparing the financial statements and for the overall financial reporting process, including the effective operation of the Company’s system of internal controls. EY’s responsibilities include auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and expressing an opinion on the Company’s internal control over financial reporting.
As part of its oversight, the Audit Committee reviewed and discussed with management and EY, the audited financial statements for the year ended December 31, 2024. The Audit Committee discussed with EY the matters that are required by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with EY its independence from the Company and its management and considered the compatibility of non-audit services with the registered public accounting firm’s independence.
Based on its review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2024 Annual Report on Form 10-K, for filing with the SEC. The Audit Committee has also appointed EY as the Company’s independent registered public accounting firm for 2025.
The Audit Committee
Alan M. Bennett, Chair
Rosemary T. Berkery
Charles P. Blankenship, Jr.
Lisa Glatch
Teri P. McClure
Matthew K. Rose

2025 PROXY STATEMENT   67

FLUOR CORPORATION
STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF
EXECUTIVE OFFICERS AND DIRECTORS
The following table contains information regarding the beneficial ownership of our common stock as of March 3, 2025, by:
■
each director and nominee for director;

■
each NEO; and

■
all current directors and executive officers of the Company as a group.

Except as otherwise noted, the individual or his or her family members had sole voting and investment power with respect to such shares.
Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned(2)
Directors and Nominees for Director:
Alan M. Bennett	52,081	*
Rosemary T. Berkery	54,747	*
Charles P. Blankenship, Jr.	767	*
James R. Breuer(3)	100,914	*
David E. Constable(3)	1,425,281	*
H. Paulett Eberhart	35,001	*
Lisa Glatch	5,680	*
James T. Hackett	104,484	*
Thomas C. Leppert	36,411	*
Teri P. McClure	34,273	*
Armando J. Olivera	50,966	*
Matthew K. Rose	91,056	*
NEOs:
Joseph L. Brennan	151,022	*
Stacy L. Dillow	204,455	*
Mark E. Fields	255,170	*
John R. Reynolds	179,875	*
All directors and executive officers as a group (21 persons)	2,918,823	1.7%

*
owns less than 1% of the outstanding common stock

(1)
The number of shares of common stock beneficially owned by each person is determined under SEC rules. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investment power, plus any shares that the person may acquire within 60 days. This number of shares beneficially owned therefore includes all shares held in the Company’s 401(k) plan, shares that may be acquired within 60 days pursuant to the exercise of stock options, vesting of RSU or vesting of Performance Award units, and shares that may be acquired within 60 days pursuant to the settlement of vested RSUs deferred by certain non-management directors under the Director Deferred Compensation Program. Included in the number of shares beneficially owned by Mr. Breuer, Mr. Brennan, Mr. Constable, Ms. Dillow, Mr. Fields and Mr. Reynolds, and all directors and executive officers as a group, are 64,688, 132,001, 971,190, 122,199, 134,873, 130,017 and 1,612,542 shares, respectively, subject to RSUs or Performance Award units vesting or options exercisable currently or within 60 days after March 3, 2025. Included in the number of shares beneficially

68   2025 PROXY STATEMENT

STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF EXECUTIVE OFFICERS AND DIRECTORS
owned by Mr. Bennett, Ms. Eberhart, Mr. Hackett, Mr. Olivera and Mr. Rose, and all directors and executive officers as a group, are 22,647, 4,207, 18,136, 48,483, 14,297 and 107,770 shares, respectively, that may be acquired within 60 days pursuant to the settlement of vested RSUs under the Director Deferred Compensation Program.
(2)
The percent ownership for each stockholder on March 1, 2025 is calculated by dividing (i) the total number of shares beneficially owned by the stockholder by (ii) 168,019,474 shares (the total number of shares outstanding on March 3, 2025) plus any shares that may be acquired by that person within 60 days after March 3, 2025 as described in footnote 1 above.

(3)
Messrs. Breuer and Constable are also NEOs.

2025 PROXY STATEMENT   69

FLUOR CORPORATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table contains information regarding the beneficial ownership of our common stock as of the dates indicated below by the stockholders that our management knows to beneficially own more than 5% of our outstanding common stock. The percentage of ownership is calculated using the number of outstanding shares on March 3, 2025.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
BlackRock, Inc.	20,875,398(1)	12.4%
The Vanguard Group	17,060,956(2)	10.2%
FMR LLC	13,559,609(3)	8.1%
Wellington Management Group LLP	10,895,659(4)	6.5%

(1)
Based on information contained in Amendment No. 2 to the Schedule 13G filed with the SEC on January 23, 2024 by BlackRock, Inc. (“BlackRock”), which indicates that, as of December 31, 2023, BlackRock and certain of its subsidiaries had sole voting power relative to 20,489,394 shares, shared voting power relative to 0 shares, sole dispositive power relative to 20,875,398 shares and shared dispositive power relative to 0 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(2)
Based on information contained in Amendment No. 12 to the Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”), which indicates that, as of December 29, 2023, Vanguard had sole voting power relative to 0 shares, shared voting power relative to 250,794 shares, sole dispositive power relative to 16,665,590 shares and shared dispositive power relative to 395,266 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on information contained in Amendment No. 3 to the Schedule 13G filed with the SEC on February 9, 2024 by FMR LLC (“FMR”), which indicates that, as of December 29, 2023, FMR and certain of its subsidiaries had sole voting power relative to 13,546,628 shares, shared voting power relative to 0 shares, sole dispositive power relative to 13,559,609 shares and shared dispositive power relative to 0 shares. The address of FMR is 245 Summer Street, Boston, MA 02210.

(4)
Based on information contained in Amendment No. 6 to the Schedule 13G filed with the SEC on February 10, 2025 by Wellington Management Group LLP (“Wellington”), which indicates that, as of December 31, 2024, Wellington and certain of its subsidiaries had sole voting power relative to 0 shares, shared voting power relative to 8,700,554 shares, sole dispositive power relative to 0 shares and shared dispositive power relative to 10,895,659 shares. The address of Wellington is 280 Congress Street, Boston, MA 02210.

70   2025 PROXY STATEMENT

DELINQUENT SECTION 16(A) REPORTS AND OTHER BUSINESS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Fluor common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. In addition to requiring prompt disclosure of open-market purchases or sales of Company shares, Section 16(a) also applies to technical situations. The Company maintains and regularly reviews procedures to assist the Company in identifying reportable transactions and assists our directors and executive officers in preparing reports regarding their ownership and changes in ownership of our securities and filing those reports with the SEC on their behalf. Based solely upon a review of filings with the SEC, a review of Company records and written representations by our directors and executive officers, the Company believes that all Section 16(a) filing requirements were complied with for 2024, except that one Form 4 reporting a transaction for Ms. Lisa Glatch was filed late due to administrative error.
OTHER BUSINESS
The Company does not intend to present any other business for action at the annual meeting and does not know of any other business intended to be presented by others.

2025 PROXY STATEMENT   71

FLUOR CORPORATION
ADDITIONAL INFORMATION
ELECTRONIC DELIVERY OF OUR STOCKHOLDER COMMUNICATIONS
If you received the Notice or proxy materials by mail, we strongly encourage you to minimize environmental impact by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the Annual Report and the proxy statement are available online, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery, go to http://enroll.icsdelivery.com/fluor. If you have questions about electronic delivery, please call your brokerage firm or our investor relations department at (469) 398-7222.
EXPENSES OF SOLICITATION AND “HOUSEHOLDING” OF PROXY MATERIALS
The expense of the proxy solicitation will be paid by the Company. Some officers and employees may solicit proxies personally, by phone or electronically, without additional compensation. Okapi Partners LLC has been engaged to assist in the solicitation for which it will receive approximately $18,500 plus reimbursement of reasonable expenses incurred on our behalf. The Company also expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company’s common stock.
SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides cost savings for companies and benefits to the environment. The Company and some brokers will be householding the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify Fluor’s investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039 or, if your shares are held in a brokerage account, your broker. The Company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder’s written or oral request directed to Fluor’s investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions provided in the Notice.
ANNUAL REPORT
Any stockholder who would like a copy of our 2024 Annual Report on Form 10-K, including the financial statements, may obtain one, without charge, by addressing a request to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. You may also obtain access to a copy of the Form 10-K in the investor relations section of our website at www.fluor.com.

72   2025 PROXY STATEMENT

2026 ANNUAL MEETING
2026 ANNUAL MEETING OF STOCKHOLDERS
ADVANCE NOTICE PROCEDURES
Under the Company’s Bylaws, stockholders may nominate directors or bring other business before an annual meeting if written notice is delivered to the Company’s Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting  —  that is, with respect to the 2026 annual meeting, between December 31, 2025 and January 30, 2026. These requirements are separate from the Company’s proxy access procedures and the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement (which are described below). Any notices should be sent to: Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Notices regarding nominations and other proper business must include certain information as set forth in the Company’s Bylaws (which includes information required under Rule 14a-19). The chair of the meeting shall declare that any stockholder nomination shall be disregarded or that any stockholder-proposed business shall not be transacted if notice is not received within the applicable deadlines or if the notice or proponent does not comply with the Bylaws or SEC requirements. If a stockholder fails to solicit at least the percentage of the Company’s outstanding shares required to approve or adopt the stockholder’s proposal, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.
PROXY ACCESS PROCEDURES
The Company’s Bylaws permit a stockholder, or group of up to 20 stockholders, owning continuously for at least three years shares of Fluor stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two or 20% of the Company’s Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Written notice of proxy access director nominees must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting  —  that is, with respect to the 2026 annual meeting, between October 14, 2025 and November 13, 2025. Any notices should be addressed to the Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
Stockholders interested in submitting a Rule 14a-8 proposal for inclusion in the Company’s proxy materials for the 2026 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals intended to satisfy Rule 14a-8 should be received by the Company’s Secretary no later than the close of business on November 13, 2025. Any proposals should be sent to: Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

2025 PROXY STATEMENT   73

FLUOR CORPORATION
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
WHY DID I RECEIVE A NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED MATERIALS?
As permitted by SEC rules, we are making this proxy statement and our Annual Report available to our stockholders electronically, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help minimize environmental impact. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials on the internet, including our proxy statement and our Annual Report, and how to access an electronic proxy card to vote on the internet or by phone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.
WHO IS ENTITLED TO VOTE AT THE MEETING?
The Board set March 3, 2025, as the record date for the 2025 annual meeting. If you were a stockholder of record at the close of business on March 3, 2025, you are entitled to vote at the 2025 annual meeting.
WHAT ARE MY VOTING RIGHTS?
Stockholders have one vote for each share of Fluor common stock owned by them as of the close of business on March 3, 2025, the record date, with respect to all business of the meeting. There is no cumulative voting.
HOW DO I VOTE MY SHARES?
If you are a stockholder of record as of the record date, you may authorize the voting of your shares in any of the following ways by following the instructions in the Notice:
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at www.proxyvote.com;

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telephonically by calling 1-800-690-6903;

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by completing, signing and mailing the printed proxy card, if you received or requested a paper copy of the proxy materials; or

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online during the virtual annual meeting.

Authorizations submitted at www.proxyvote.com or by phone must be received by 11:59 p.m. Eastern Daylight Time on April 29, 2025.
If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, that nominee may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote online, or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, a voting instruction card is included so you can instruct your bank, broker or other nominee how to vote your shares.
BROKER DISCRETIONARY VOTING
If your shares are held in street name and you do not provide voting instructions to your broker in advance of the annual meeting, your broker is not permitted to vote on certain proposals (including the election of directors) and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. We urge you to promptly provide voting instructions to your broker to help ensure that your shares are voted on all the proposals, even if you plan to attend the annual meeting. Please follow the voting instructions set forth on your proxy card, voting instruction form, or in the Notice.

74   2025 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
HOW DO I VOTE IF MY SHARES ARE HELD IN COMPANY RETIREMENT PLANS?
If you hold any shares in Company retirement plans, you are receiving, or are being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to The Northern Trust Company, as trustee of the plans. If voting instructions (or any revocation or change of voting instructions) are not received by the trustee by 5:59 p.m. Eastern Daylight Time on April 28, 2025, or if you do not provide properly completed and executed voting instructions, any shares you hold in Company retirement plans will be voted by the trustee in favor of the ten nominees for director, and in proportion to the manner in which the other Company retirement plan participants vote their shares with respect to the other proposals.
HOW MANY SHARES MUST BE PRESENT TO HOLD A MEETING?
On March 3, 2025, the Company had 168,019,474 shares of common stock outstanding. The presence at the meeting, in person (online) or by proxy, of a majority of the outstanding shares of Fluor common stock on the record date will constitute a quorum. Abstentions and broker non-votes (broker-held shares for which the brokers have not received voting instructions from clients and with respect to which the brokers do not have discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting.
WHAT VOTE IS REQUIRED FOR THE ELECTION OF DIRECTORS AND THE OTHER PROPOSALS?
PROPOSAL 1 — ELECTION OF DIRECTORS
Each director nominee receiving the majority of votes cast (number of shares voted “for” a director nominee must exceed the number of shares voted “against” that director nominee) will be elected as a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted in the determination of votes cast, and thus do not have an effect on the outcome of voting for directors.
PROPOSALS 2 AND 3 — EXECUTIVE COMPENSATION AND AUDITORS
With respect to each of Proposals 2 and 3, the affirmative vote of the majority of shares represented in person (online) or by proxy at the annual meeting and entitled to vote on the proposal is required. Abstentions have the same effect as a vote “against” Proposals 2 and 3, and broker non-votes (if applicable) do not have an effect on the outcome of these proposals. Each of these votes is advisory, and the Board will give consideration to the voting results.
WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?
For shares other than shares held in Company retirement plans or held in street name, if you properly submit a proxy without giving specific voting instructions, the proxyholders named therein will vote in accordance with the recommendation of the Board:
(1)
FOR the election of the eleven director nominees listed above,

(2)
FOR the advisory resolution to approve executive compensation, and

(3)
FOR the ratification of the appointment of EY as independent registered public accounting firm for 2024.

As to any other business that may properly come before the meeting, the proxyholders will vote in accordance with their best judgment, although the Company does not presently know of any other business.
CAN I REVOKE MY PROXY OR CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
For shares held of record, you may revoke your proxy or change your voting instructions by submitting a later-dated vote via the internet, by phone or by delivering written notice to the Secretary of the Company at any time prior to 24 hours before the commencement of the annual meeting, or by joining the virtual annual meeting and following the voting instructions provided on the meeting website. If you are a participant in Company retirement plans, you may revoke your proxy and change your vote, but only until 5:59 p.m. Eastern Daylight Time on April 28, 2025. If the shares you own are held in street name by a bank, brokerage firm or other nominee, you should contact that nominee if you wish to revoke or change previously given voting instructions.

2025 PROXY STATEMENT   75

FLUOR CORPORATION
HOW DO I ATTEND THE MEETING?
This year’s annual meeting will be held exclusively online, with no option to attend in person. The Company has sought to provide stockholders with the same rights and opportunities to participate in the annual meeting online as in person. If you plan to join the virtual meeting, visit www.virtualshareholdermeeting.com/FLR2025 and use your 16-digit control number provided in the Notice, voting instruction form or proxy card to log into the meeting. If your shares are held in “street name” by a bank, brokerage firm or other nominee, you may participate in the annual meeting online, vote and submit questions during the meeting by visiting the meeting website and logging in with the16-digit control number on the voting instruction form or Notice sent to you. If your shares are held through a bank, brokerage, or other firm and your voting instruction form or Notice does not indicate that you may vote those shares through the www.proxyvote.com website, then you should contact your bank, broker, or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. We encourage stockholders to log in to the website and access the meeting early, beginning approximately 15 minutes before the annual meeting’s 8:30 a.m. Central Daylight start time. We will have technicians available to assist with any difficulties you may have accessing the annual meeting. If you experience technical difficulties, contact the technical support telephone number posted on www.virtualshareholdermeeting.com/FLR2025.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 8:30 a.m. CDT on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the website at which the meeting was to be held and on the investor relations page of the Company’s website at investor.fluor.com.
WILL I BE ABLE TO ASK QUESTIONS AND PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?
Stockholders of record and proxy holders who provide their valid 16-digit control number will be able to participate in the annual meeting by voting their shares as outlined above. Such persons may also submit questions in advance of the annual meeting beginning approximately two weeks prior to the meeting until 11:59 p.m., Eastern Daylight Time on Friday, April 25, 2025, by logging into www.proxyvote.com and following the instructions on the website.
We will answer questions that are pertinent to the annual meeting or the Company’s business and that comply with the meeting rules of conduct during the annual meeting of stockholders, subject to time constraints. If we receive substantially similar questions, we may group such questions together. If we do not have sufficient time to respond to proper questions during the meeting, we will post those questions and responses on the investor relations page of our website as soon as practicable following the meeting. Questions regarding personnel matters or matters not relevant to meeting matters will not be answered. In addition, a replay of the annual meeting will be made available on our investor relations website as soon as practicable following the meeting.
Additional information regarding the rules and procedures for participating in the virtual annual meeting (including the Q&A process, such as the number and types of questions permitted, the time allotted for questions, and how questions will be recognized, answered and disclosed) will be provided in our meeting rules of conduct, which stockholders can view once they log on to the meeting website.
John R. Reynolds
Executive Vice President and Corporate Secretary
March 13, 2025
Irving, Texas

76   2025 PROXY STATEMENT

FLUOR®

6700 Las Colinas Boulevard
Irving, Texas 75039

fluor.com

FLUOR®

FLUOR CORPORATION
6700 LAS COLINAS BLVD.
IRVING, TX 75039

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V63506-P25472 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FLUOR CORPORATION

1. Election of Directors

Nominees:	For	Against	Abstain
A. Alan M. Bennett	☐	☐	☐
B. Rosemary T. Berkery	☐	☐	☐
C. Charles P. Blankenship, Jr.	☐	☐	☐
D. James R. Breuer	☐	☐	☐
E. David E. Constable	☐	☐	☐
F. H. Paulett Eberhart	☐	☐	☐
G. Lisa Glatch	☐	☐	☐
H. James T. Hackett	☐	☐	☐
I. Thomas C. Leppert	☐	☐	☐
J. Teri P. McClure	☐	☐	☐
K. Matthew K. Rose	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain
2. An advisory vote to approve the company's executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.	For	Against	Abstain
3. The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

FLUOR CORPORATION6700 LAS COLINAS BLVD.IRVING, TX 75039SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 P.M. Eastern Daylight Time on April 28, 2025 (benefit plan shares) or 11:59 P.M. Eastern Daylight Timeon April 29, 2025 (registered shares). Have your proxy card in hand when you access the web site and followthe instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FLR2025You may attend the meeting via the Internet and vote during the meeting. Have the information that isprinted in the box marked by the arrow available and follow the instructions.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consentto receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or theInternet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and,when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Daylight Timeon April 28, 2025 (for shares allocable to a benefit plan account) or 11:59 P.M. Eastern Daylight Time onApril 29, 2025 (for registered shares). Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV63506-P25472For Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !FLUOR CORPORATIONA. Alan M. Bennett1. Election of DirectorsThe Board of Directors recommends you vote FORthe following:B. Rosemary T. BerkeryC. Charles P. Blankenship, Jr.F. H. Paulett EberhartD. James R. BreuerE. David E. ConstableG. Lisa GlatchH. James T. HackettI. Thomas C. LeppertJ. Teri P. McClureK. Matthew K. RoseNominees:2. An advisory vote to approve the company's executivecompensation.3. The ratification of the appointment by our AuditCommittee of Ernst & Young LLP as independentregistered public accounting firm for the fiscal year endingDecember 31, 2025.The Board of Directors recommends you vote FORproposal 2.The Board of Directors recommends you vote FORproposal 3.NOTE: I also authorize my proxies to vote in their discretion withrespect to such other business as may properly come before themeeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

FLUOR CORPORATION2025 Annual Meeting of StockholdersApril 30, 2025You are cordially invited to join the 2025 Annual Meeting of Stockholders which will be held onWednesday, April 30, 2025, beginning at 8:30 a.m. Central Daylight Time online atwww.virtualshareholdermeeting.com/FLR2025Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.comThe undersigned, a stockholder of Fluor Corporation, a Delaware corporation, revoking any proxy previously given, hereby constitutes and appoints J.R. Reynolds and K.B. Hammonds, or either of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of common stock of Fluor Corporation standing in the name of the undersigned at the Annual Meeting of Stockholders of Fluor Corporation, on Wednesday, April 30, 2025 at 8:30 a.m. Central Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side of this proxy card and upon such other matters as may be properly presented.If you are a stockholder of record, this proxy card when properly executed will be voted as directed by the undersigned stockholder and in accordance with the discretion of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy card will be voted FOR the election of the eleven nominees for director, FOR the advisory resolution to approve the company's executive compensation, and FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLPas independent registered public accounting firm for the fiscal year ending December 31, 2025.If you are a participant in a 401(k) or other retirement plan sponsored by Fluor Corporation or a subsidiary (the "Company Retirement Plans"), this proxy represents the number of Fluor Corporation shares allocable to that plan account as well as other shares registered in your name. As a participant in and a named fiduciary under the Company Retirement Plans, you have the right to direct the Northern Trust Company, as trustee, how to vote the shares of Fluor Corporation allocated to the plan account as well as a portion of any shares for which no timely voting instructions are received from other participants with respect to Proposals 2 and 3. If the trustee does not receive voting instructions from you by 5:59 p.m. Eastern Daylight Time on April 28, 2025, the trustee will vote FOR the nominees for Director in Proposal 1 and, with respect to Proposals 2 and 3, will vote the shares allocated to the plan account in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the trustee's duties. If other matters come before the meeting, the named proxies will vote plan shares on those matters in their discretion.FLUOR CORPORATIONAnnual Meeting of StockholdersThis proxy is solicited by the Board of DirectorsContinued and to be signed on reverse side